UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Municipal Bond Fund, Inc.


Semi-Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1%--the lowest level since 1958.

Municipal bond yields rose and fell during the year in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of December, long-term municipal revenue bond yields--which move opposite of price levels--were slightly lower than they were one year earlier, at 5.04% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $380 billion in new long-term tax-exempt bonds during 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



We are pleased to present to you the management teams of

Merrill Lynch Municipal Bond Fund, Inc.


Limited Maturity Portfolio

Senior Portfolio Manager Peter Hayes joined Merrill Lynch Investment Managers in 1987 and heads the Merrill Lynch Municipal Bond Fund, Inc.--Limited Maturity Portfolio team. He received a bachelor's degree from the College of the Holy Cross. In addition to Mr. Hayes, the investment team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University. The investment team also includes ten analysts who are responsible for making contributions within different sectors.


Peter J. Hayes
Senior Portfoilo Manager


Table of Contents

A Letter From the President                                   2
A Discussion With Your Portfolio Managers                     5
Performance Data                                              9
Schedule of Investments--Limited Maturity Portfolio          13
Schedule of Investments--Insured Portfolio                   18
Schedule of Investments--National Portfolio                  23
Financial Statements                                         34
Financial Highlights                                         40
Notes to Financial Statements                                52
Officers and Directors                                       59



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Insured Portfolio

Senior Portfolio Manager Robert DiMella joined Merrill Lynch Investment Managers in 1993 and heads the Merrill Lynch Municipal Bond Fund, Inc.--Insured Portfolio team. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA R charterholder and a member of the Association for Investment Management and Research. In addition to Mr. DiMella, the investment team includes Analysts Jeff Moore and Jim Schwartz. Mr. Moore received a bachelor's degree and an MBA from the University of Arizona and is a CFA charterholder. Mr. Schwartz received a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder.


Robert A. DiMella
Senior Portfolio Manager


National Portfolio

Senior Portfolio Manager Walter O'Connor joined Merrill Lynch Investment Managers in 1991 and heads the Merrill Lynch Municipal Bond Fund, Inc.--National Portfolio team. He received a bachelor's degree from the University of Notre Dame and has 16 years of investment experience. In addition to Mr. O'Connor, the investment team includes ten analysts who are responsible for making contributions within different sectors.


Walter C. O'Connor
Senior Portfolio Manager



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



A Discussion With Your Portfolio Managers


With short-term interest rates at historically low levels, the Portfolios generally were positioned defensively during the period to protect against losses when interest rates inevitably rise.


Describe the market environment relative to municipal bonds during the period.

In an effort to stimulate economic growth, the Federal Reserve Board maintained its accommodative stance after reducing the Federal Funds rate to 1% in June. This represented the lowest short-term interest rates since 1958. In turn, gross domestic product growth in the third quarter of 2003 came in at an astounding 8.2%, the fastest quarterly growth in nearly 20 years and well above the 1.4% rate registered in the first quarter of 2003. The improving economic environment helped generate rising stock prices, with the Standard & Poor's 500 Index appreciating 15.14% during the past six months. The stock market's expansion put additional upward pressure on interest rates. Accordingly, yields on long-term U.S. Treasury issues--at 5.07% as of December 31, 2003--were approximately 50 basis points (.50%) higher than they were six months earlier. Yields on the two-year Treasury also rose during the period, from 1.32% at June 30, 2003 to 1.84% at December 31, 2003.

Like taxable bonds, tax-exempt bond yields generally rose over the six months as well. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose seven basis points during the past six months. According to Municipal Market Data, 30-year bonds with a credit rating of Aaa--the highest rating possible--saw a yield increase of almost 20 basis points. Yields on two-year general obligation bonds rated AAA rose 18 basis points - 22 basis points over the six-month period. With tax-exempt money market rates at or below 1%, and low nominal municipal bond yields in general, many investors moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

An improvement in supply/demand dynamics also contributed to the municipal bond market's favorable performance and relative outperformance of the U.S. Treasury market in the past six months. As the period progressed and bond yields rose, the pace of new municipal bond issuance declined. For 2003 as a whole, for example, municipal issuance was 6.8% greater than in 2002. However, during the second half of 2003, municipal issuance was actually 5.5% below that of the same six months in 2002. The declining trend was especially pronounced during the final quarter of 2003, which saw $95 billion worth of new issuance, a 10% decrease compared to the fourth quarter of 2002. This decline in supply has helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt market's current position as an attractive fixed income investment alternative.


Limited Maturity Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Limited Maturity Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.48%, +.35%, +.25% and +.53%, respectively. This compared to respective returns of +.84% and +1.45% for the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Bond Index and the Lehman Brothers Municipal Bond Index, for the same period. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) The Portfolio's comparable Lipper category of Short Municipal Debt Funds had an average return of +.64% for the six-month period ended December 31, 2003. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)

The variance in returns versus the benchmark indexes is attributed to the Portfolio's more limited investment parameters. Whereas the indexes, particularly the Lehman Municipal Bond Index, and other funds in the Lipper category hold longer, higher-yielding securities, we are limited to a four-year maximum maturity per security. In the low interest rate environment, the longer end of the yield curve offered more attractive yields. Nevertheless, relative to many of its peers, the Portfolio provided a competitive yield. Its relatively conservative positioning also helps limit performance volatility in a rising interest rate environment.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



A Discussion With Your Portfolio Managers (continued)


What changes were made to the Portfolio during the period?

During the first half of the period, we generally kept the Portfolio's duration shorter than that of its peers. With interest rates at historically low levels, we were keenly aware of the risks associated with owning longer-dated securities, which would lose more of their value if interest rates were to rise. In addition, we maintained a relatively high credit quality in the Portfolio, as higher-rated securities tend to outperform lower-rated issues in periods of market volatility. Finally, we focused the Portfolio's new investments on high-quality general obligation debt or prerefunded securities with durations between 2.5 years and 3 years. The new investments were made to meet subscriptions, thus keeping the Portfolio's cash position somewhat stable.

The most significant change occurred late in the period, when we reduced the Portfolio's cash reserves with only a slight increase in average duration. We made this shift after observing an increase in bond yields. Given the fact that the Federal Reserve Board seemed apt to keep short-term interest rates at current low levels, we saw this as an opportunity. With a steepening of the front end of the yield curve, slightly longer bonds offered a yield advantage with only a modest amount of added risk. Short-term municipal securities also were trading at historically attractive yields relative to their taxable counterparts, which reinforced our confidence in this move.


How would you characterize the Portfolio's position at the close of the period?

We ended the period with a focus on maintaining a stable net asset value for our shareholders. This meant that the Portfolio continued to be conservatively positioned, based on our belief that a strengthening economy eventually will bring an end to the low interest-rate cycle. In our view, the risks of maintaining a long portfolio duration outweigh the benefits. By year end, the Portfolio's duration stood at 1.18 years. Purchases have been focused on securities rated AA or better, as these tend to hold their value better than lower-rated securities when markets are volatile. We believe the Portfolio is well positioned if bond yields rise or if the Federal Reserve Board looks to tighten monetary policy by raising short-term interest rates.


Peter J. Hayes
Vice President and Senior Portfolio Manager
Limited Maturity Portfolio


Insured Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Insured Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.96%, +.70%, +.67% and +1.08%, respectively. This compared to a return of +1.45% for the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, for the same period. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) Given that the Portfolio concentrates its investment specifically in insured municipal bonds, the underperformance of the broader-based Lehman Brothers Municipal Bond Index is understandable. As expected, Portfolio returns were more in keeping with the +.94% average return of the Lipper Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues that are insured as to timely payment.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Despite the Portfolio's defensive posture for most of the period, several large holdings were called at par during the final months of 2003, and this had a negative impact on the Portfolio's total return. While returns essentially tracked the Lipper category average total return for the period, the Portfolio's net yield was very attractive on a relative basis. Our strategy of maintaining the Portfolio's fully invested stance and generally defensive market posture contributed to our ability to provide a higher degree of tax-exempt income to our shareholders.


What changes were made to the Portfolio during the period?

We restructured the Portfolio in search of securities we believed offered the best relative value within the insured municipal market. To that end, we increased the Portfolio's exposure to California tax-exempt bonds as the state's budget problems depressed municipal bond prices there. Given the downward pressure on insured California bonds, we felt that this sector represented good value, and we expect these bonds should perform well as the state government resolves its fiscal challenges.

In addition, in light of the low interest-rate environment, we sought to limit the Portfolio's sensitivity to a potential rise in interest rates by taking a more defensive market posture. We reduced our exposure to non-callable bonds and bonds with maturities greater than 30 years because of their higher duration risk. Finally, in anticipation of a flatter yield curve and higher interest rates ahead, we reduced our exposure to bonds with maturities of less than 10 years, and increased our exposure to issues in the 15-year - 25-year range.


How would you characterize the Portfolio's position at the close of the period?

As the period came to an end, we were shifting the Portfolio into a more defensive position in anticipation of higher interest rates in the near future. With interest rates still at historically low levels and, in our opinion, more likely to rise than fall, we believe this is a prudent strategy. Although we have reduced the Portfolio's duration to limit interest rate sensitivity, we have been able to maintain our competitive yield.


Robert A. DiMella
Vice President and Senior Portfolio Manager
Insured Portfolio


National Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +2.38%, +2.12%, +2.09% and +2.51%, respectively.
Portfolio returns exceeded the +1.45% return of the unmanaged benchmark, the Lehman Brothers Municipal Bond Index, for the same period. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) In addition, the Portfolio outperformed the +1.33% average return of the Lipper General Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

The Portfolio's strong absolute and relative performance during the period is largely attributed to our emphasis on current yield through an above-industry average level of couponing, which has allowed us to "out accrue" the competition. Overall, the Portfolio's performance was attained more by enhancing the income generated from its holdings rather than through an aggressive duration stance aimed at producing capital appreciation. It is our contention that enhancing current return and avoiding large scale credit problems should produce competitive performance results until lower bond prices arrive.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



A Discussion With Your Portfolio Managers (concluded)


What changes were made to the Portfolio during the period?

The Portfolio experienced a number of bond calls during the year and the past six months. This was one of our biggest challenges during the period--responding to the redemption of older-dated, higher-yielding debt in a historically low interest rate environment. Generally, we sought replacement securities in some of the higher-yield areas of the municipal marketplace. We were attracted to high yield bonds because they tend to be less sensitive to increases in interest rates and more correlated to an improving economy--the opposite of most fixed income investments. This enabled us to limit the Portfolio's duration yet still supplement the coupon income lost to bond calls.

Later in the period, we sold some of the higher-yielding securities as credit spreads tightened significantly. We also took profits on some of our high-grade credits, which performed particularly well. Another change during the period was the deleveraging of a portion of the Portfolio's position in inverse floating rate securities. This involved reconstituting the underlying security from which the derivative was created. In keeping with our generally conservative investment posture, the goal here was to further temper price volatility in the event of higher future interest rates.

During the second half of the period, the Portfolio's position in cash equivalent reserves increased to approximately 5% of total assets. This resulted from a combination of large recent subscriptions, some sales of longer-term assets and a general lack of attractively valued investment opportunities. Although a larger cash allocation than normal, this is still considered a fully invested position, and we believe the Portfolio's asset mix will continue to offer a competitive level of current income.


How would you characterize the Portfolio's position at the close of the period?

We consider the Portfolio to be well prepared for the next significant move in interest rates. We expect that this move will be upward, given that interest rates remain very low by historic standards. Of course, we have anticipated this movement for some time--so long, in fact, that our viewpoint has now become the accepted wisdom. When interest rates do eventually rise, we believe the Portfolio's defensive approach will benefit relative performance. Our confidence comes from the Portfolio's ability to perform well under changeable conditions earlier in the period. In July, we witnessed a significant rise in interest rates, whereas September represented a strong rally, gradually grinding the 10-year Treasury note back down to 4%. Despite the volatility, the Portfolio performed well. This gives us comfort that our defensive positioning readies the Portfolio to perform when interest rates eventually rise further in the future.


Walter C. O'Connor
Vice President and Senior Portfolio Manager
National Portfolio


January 28, 2004



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Performance Data


About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Performance Data (continued)

Recent Performance Results*
                                                                                       10-Year/
                                                        6-Month        12-Month    Since Inception    Standardized
As of December 31, 2003                               Total Return   Total Return    Total Return     30-day Yield
Limited Maturity Portfolio Class A Shares**               +0.48%         +1.42%         +41.65%            1.07%
Limited Maturity Portfolio Class B Shares**               +0.35          +1.16          +39.51             0.82
Limited Maturity Portfolio Class C Shares**               +0.25          +1.06          +37.42             0.83
Limited Maturity Portfolio Class I Shares**               +0.53          +1.52          +44.52             1.16
Insured Portfolio Class A Shares**                        +0.96          +4.42          +74.99             3.69
Insured Portfolio Class B Shares**                        +0.70          +3.89          +55.35             3.33
Insured Portfolio Class C Shares**                        +0.67          +3.84          +66.25             3.28
Insured Portfolio Class I Shares**                        +1.08          +4.67          +67.32             3.93
National Portfolio Class A Shares**                       +2.38          +6.10          +78.59             3.90
National Portfolio Class B Shares**                       +2.12          +5.56          +60.30             3.56
National Portfolio Class C Shares**                       +2.09          +5.51          +69.69             3.50
National Portfolio Class I Shares**                       +2.51          +6.34          +72.86             4.14
Lehman Brothers 3-Year General Obligation Bond Index++    +0.84          +2.73      +60.44/+59.54            --
Lehman Brothers Municipal Bond Index++++                  +1.45          +5.31      +79.51/+89.96            --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

**The Fund's 10-year/since inception periods are 10 years for Class
B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.
Ten-year/since inception total returns are for 10 years and from 10/31/94.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Ten-year/since inception total returns are for 10 years and from 10/31/94.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


Average Annual Total Return--Limited Maturity Portfolio


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                  +1.42%           +0.41%
Five Years Ended 12/31/03                +3.42            +3.22
Inception (10/21/94)
through 12/31/03                         +3.86            +3.75

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                  +1.16%           +0.17%
Five Years Ended 12/31/03                +3.14            +3.14
Ten Years Ended 12/31/03                 +3.39            +3.39

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                  +1.06%           +0.07%
Five Years Ended 12/31/03                +3.12            +3.12
Inception (10/21/94)
through 12/31/03                         +3.52            +3.52

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                  +1.52%           +0.50%
Five Years Ended 12/31/03                +3.51            +3.30
Ten Years Ended 12/31/03                 +3.75            +3.65

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Performance Data (concluded)


Average Annual Total Return--Insured Portfolio


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                  +4.42%           +0.24%
Five Years Ended 12/31/03                +4.88            +4.03
Inception (10/21/94)
through 12/31/03                         +6.27            +5.80

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                  +3.89%           -0.09%
Five Years Ended 12/31/03                +4.35            +4.02
Ten Years Ended 12/31/03                 +4.50            +4.50

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                  +3.84%           +2.85%
Five Years Ended 12/31/03                +4.30            +4.30
Inception (10/21/94)
through 12/31/03                         +5.68            +5.68

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                  +4.67%           +0.48%
Five Years Ended 12/31/03                +5.14            +4.28
Ten Years Ended 12/31/03                 +5.28            +4.85

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



Average Annual Total Return--National Portfolio


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                  +6.10%           +1.85%
Five Years Ended 12/31/03                +5.09            +4.24
Inception (10/21/94)
through 12/31/03                         +6.51            +6.04

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                  +5.56%           +1.56%
Five Years Ended 12/31/03                +4.56            +4.23
Ten Years Ended 12/31/03                 +4.83            +4.83

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                  +5.51%           +4.51%
Five Years Ended 12/31/03                +4.51            +4.51
Inception (10/21/94)
through 12/31/03                         +5.92            +5.92

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                  +6.34%           +2.09%
Five Years Ended 12/31/03                +5.37            +4.51
Ten Years Ended 12/31/03                 +5.63            +5.20

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments                                                    Limited Maturity Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Alabama--0.3%   AAA      Aaa     $ 2,400   Birmingham, Alabama, GO, Refunding and Improvement, Series B, 4%
                                           due 12/01/2004 (c)                                                    $    2,464

Arizona--2.3%   AA-      A1        4,000   Central Arizona, Water Conservation District, Contract Revenue
                                           Refunding Bonds (Central Arizona Project), Series A, 5.40% due
                                           11/01/2005                                                                 4,285
                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding (Arizona Public Service Company):
                A-       A3        5,000      Series D, 1.75% due 4/05/2004                                           5,001
                A-       A3        5,000      Series E, 1.75% due 4/05/2004                                           5,001
                                           Salt River Project, Arizona, Agricuture Improvement and Power
                                           District, Electric System Revenue Refunding Bonds (Salt River
                                           Project), Series B:
                AAA      Aa2       1,455      7% due 1/01/2005 (g)                                                    1,540
                AA       Aa2         890      7% due 1/01/2005                                                          941

Arkansas--0.2%  AAA      Aaa       1,500   Little Rock, Arkansas, GO (Capital Improvement), 4% due 4/01/2006 (e)      1,576

California--    BBB+     NR*       2,250   California Pollution Control Financing Authority, Solid Waste
7.3%                                       Disposal Revenue Bonds (Republic Services Inc. Project), AMT, 2%
                                           due 12/01/2004                                                             2,251
                SP1      MIG1++   29,600   California State, RAW, Series A, 2% due 6/16/2004                         29,663
                A        A3       10,000   California Statewide Communities Development Authority Revenue Bonds
                                           (Kaiser Permanente), Series C, 3.70% due 6/01/2005                        10,218
                A-       A2        4,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                           AMT, Series A, 6.75% due 3/01/2004                                         4,029
                AAA      Aaa       5,000   Long Beach, California, Harbor Revenue Refunding Bonds, AMT,
                                           Series A, 4% due 5/04/2004 (d)                                             5,052
                AAA      Aaa       3,750   Natomas, California, Unified School District, COP (Natomas High
                                           School Project), 2.50% due 12/01/2005 (c)                                  3,784

Colorado--0.4%  AAA      Aaa       3,175   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                           AMT, Series A, 5.50% due 11/15/2004 (c)                                    3,292

Connecticut--                              Connecticut State, GO, Refunding:
1.8%            AA       Aa3       2,700      Series C, 4% due 12/15/2005                                             2,833
                AAA      Aaa       5,000      Series D, 5% due 8/01/2005 (e)                                          5,285
                AAA      Aa3       2,500   Connecticut State, GO, Series C, 5.25% due 8/01/2007 (a)                   2,813
                AAA      Aaa       2,630   Waterbury, Connecticut, GO, Refunding, 4% due 2/01/2005 (h)                2,705

Delaware--0.6%  AAA      Aaa       4,125   Delaware State, GO, Series A, 5% due 1/01/2006                             4,408

Florida--3.1%   AA+      Aa2       1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                           Education), Series B, 5.625% due 6/01/2005                                 1,060
                AAA      Aaa       2,500   Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                           5.25% due 7/01/2005 (f)                                                    2,645
                AAA      Aaa         400   Hillsborough County, Florida, Aviation Authority, Revenue Refunding
                                           Bonds (Tampa International Airport), AMT, Series A, 5% due 10/01/2005 (c)    423
                AAA      Aaa       8,365   Miami-Dade County, Florida, Water and Sewer Revenue Refunding Bonds,
                                           4% due 10/01/2005 (d)                                                      8,737
                AAA      Aaa       9,685   Orlando, Florida, Greater Orlando Aviation Authority, Airport
                                           Facilities Revenue Refunding Bonds, Series C, 5% due 10/01/2004 (d)        9,967
                AAA      Aaa         500   Tallahassee, Florida, Energy System Revenue Bonds, Series B, 4% due
                                           10/01/2004 (e)                                                               511



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Boards
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAW        Revenue Anticipation Warrants
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Inverse Payment
           Exempt Securities
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Georgia--2.0%   NR*      Aa2     $ 5,000   Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due
                                           8/01/2005                                                             $    5,246
                A+       Aa3       2,050   Dalton, Georgia, Building Authority Revenue Bonds, 5% due 7/01/2004        2,090
                AAA      Aaa       2,550   Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                2,801
                                           Gwinnett County, Georgia, School District, GO, Refunding:
                AA+      Aaa       4,000      4% due 2/01/2005                                                        4,125
                AA+      Aaa       1,000      4.50% due 2/01/2006                                                     1,060

Hawaii--0.5%    AAA      Aaa       3,505   Hawaii State Highway Revenue Refunding Bonds, 3% due 7/01/2005 (e)         3,590

Illinois--1.5%  AAA      Aaa       5,000   Chicago, Illinois, Public Building Commission, Building Revenue Bonds,
                                           Series C, 5.125% due 2/01/2004 (f)                                         5,017
                AAA      Aaa       3,000   Illinois Regional Transportation Authority Revenue Bonds, Series A,
                                           6.25% due 6/01/2004 (a)(c)                                                 3,125
                                           University of Illinois, COP (Utility Infrastructure Projects),
                                           Refunding (c):
                AAA      Aaa       1,065      4% due 8/15/2005                                                        1,109
                AAA      Aaa       2,000      5% due 8/15/2006                                                        2,164

Indiana--0.6%   BBB+     Baa1      4,300   Indiana State Development Finance Authority, PCR, Refunding (Southern
                                           Indiana Gas & Electric), AMT, Series C, 5% due 3/01/2006                   4,478

Iowa--1.7%                                 Ankeny, Iowa, GO, BAN:
                NR*      MIG1++    6,920      Series C, 1.50% due 6/01/2005                                           6,937
                NR*      MIG1++    5,775      Series D, 2% due 12/01/2005                                             5,808

Kentucky--1.1%  NR*      MIG1++    2,500   Logan/Todd, Kentucky, Regional Water Commission Revenue Refunding
                                           Bonds, 4% due 2/01/2007                                                    2,647
                NR*      A2        5,500   Newport, Kentucky, GO, BAN, 2.41% due 12/01/2004                           5,538

Louisiana--0.6% AAA      Aaa       4,000   Orleans Parish, Louisiana, School Board, GO, 7.50% due 9/01/2005 (a)(f)    4,405

Maryland--0.5%  AAA      Aaa       4,050   Washington Suburban Sanitation District, Maryland, Water Supply, GO,
                                           Refunding, 4.125% due 6/01/2004                                            4,102

Massachusetts-- BBB      Baa2      3,000   Massachusetts State Development Finance Agency, Environmental
5.7%                                       Improvement Revenue Bonds (The Mead Corporation Project), VRDN, AMT,
                                           Series A, 2.25% due 11/01/2033 (b)                                         3,001
                                           Massachusetts State, GO (Consolidated Loan) (a):
                AAA      Aaa       4,700      Series A, 5.25% due 1/01/2006 (d)                                       5,087
                AAA      Aaa       7,725      Series B, 5.75% due 6/01/2006 (f)                                       8,542
                A1+      MIG1++   10,000   Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                           (S/F Housing), AMT, Series I, 3.25% due 6/01/2004                         10,083
                AA       Aa2      15,070   New England Education Loan Marketing Corporation, Massachusetts,
                                           Student Loan Revenue Refunding Bonds, AMT, Series A, 5.70% due
                                           7/01/2005                                                                 15,968

Michigan--4.2%  AAA      Aaa       5,000   Detroit, Michigan, Economic Development Corporation, Resource Recovery
                                           Revenue Refunding Bonds, AMT, Series A, 3.80% due 5/01/2005 (c)            5,157
                AAA      Aaa      25,750   Huron Valley, Michigan, School District, GO, 6.486%** due
                                           5/01/2006 (a)(f)                                                           9,079
                                           Michigan Municipal Bond Authority Revenue Bonds:
                AAA      Aa1       1,000      (Local Government Loan Program), Series C, 4% due 5/01/2006             1,053
                AAA      Aaa       6,890      (Pooled Project), Series B, 5.625% due 4/01/2006 (a)                    7,635
                                           Michigan State Building Authority, Revenue Refunding Bonds
                                           (Facilities Program):
                AA       Aa2       1,500      Series I, 5% due 10/15/2005                                             1,594
                AA       Aa2       3,000      Series III, 5% due 10/15/2004                                           3,092
                                           Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                           (Oakwood Obligated Group):
                A        A2        2,000      5% due 11/01/2005                                                       2,099
                A        A2        2,000      5% due 11/01/2006                                                       2,139

Minnesota--1.7% NR*      NR*       7,000   Minneapolis, Minnesota, Revenue Bonds (Minneapolis Society of
                                           Fine Arts), VRDN, 1.32% due 10/14/2015 (b)                                 6,999
                AA+      Aa1       6,000   Minnesota State Housing Finance Agency Revenue Bonds (Residential
                                           Housing Finance), Series D, 1.40% due 7/21/2005                            6,000

Missouri--0.7%  NR*      Aaa       4,000   Kansas City, Missouri, School District, Building Revenue Refunding
                                           Bonds, Series A, 5% due 2/01/2006 (f)                                      4,276
                AA+      NR*       1,175   Saint Louis County, Missouri, Rockwood School District Number R-6, GO,
                                           Refunding, 3.50% due 2/01/2004                                             1,177

Nebraska--1.2%                             Nebraska Public Power District Revenue Refunding Bonds:
                AAA      Aaa       2,000      (Power Supply System), Series C, 4.50% due 1/01/2004 (g)                2,000
                AAA      Aaa       6,750      Series A, 5.25% due 1/01/2004 (d)                                       6,750


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Nevada--1.6%    BBB-     Baa2    $12,000   Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT,
                                           Series D, 3.35% due 9/01/2004                                         $   12,067

New Hampshire-- NR*      A3        8,000   New Hampshire State Business Finance Authority, PCR, Refunding
1.1%                                       (United Illuminating Company), VRDN, AMT, Series A, 3.75% due 2/01/2004    8,006

New Jersey--    SP1      MIG2++    5,405   Jersey City, New Jersey, GO, Refunding, 2% due 1/09/2004                   5,406
1.2%            AAA      Aaa       3,000   New Jersey EDA, Market Transition Facility Revenue Refunding Bonds,
                                           Senior Lien, Series A, 5% due 7/01/2006 (d)                                3,241

New Mexico--    BBB-     Baa3      6,000   Farmington, New Mexico, Public Service, PCR, Refunding (San Juan
2.9%                                       Project), Series B, 2.75% due 4/01/2004                                    6,013
                AA       Aa2       5,000   New Mexico State Severance Tax Refunding Bonds, Series A, 5% due
                                           7/01/2005                                                                  5,270
                NR*      A2       10,000   San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds,
                                           Subordinate Series A, 2.50% due 8/15/2005                                 10,146

New York--6.7%  AA-      A3        5,000   Metropolitan Transportation Authority, New York, Service Contract
                                           Revenue Bonds, Series B, 5.25% due 7/01/2006                               5,419
                A        A2        7,000   New York City, New York, GO, Refunding, Series G, 5% due 8/01/2005         7,361
                A        A2        5,135   New York City, New York, GO, Series H, 4.50% due 8/01/2004                 5,234
                A        A3        6,530   New York State Dormitory Authority, Lease Revenue Bonds (Court
                                           Facilities), Series A, 4% due 5/15/2006                                    6,837
                BBB      NR*       4,500   New York State Environmental Facilities Corporation, Solid Waste
                                           Disposal Revenue Bonds (Waste Management Project), AMT, Series A, 4%
                                           due 5/01/2004                                                              4,527
                AA       A2        8,250   New York State, GO, Refunding, Series C, 4% due 4/15/2006                  8,682
                                           Schenectady, New York, GO, BAN:
                NR*      NR*       2,000      Series A, 3.75% due 5/28/2004                                           2,004
                NR*      NR*       3,000      Series B, 3.75% due 5/28/2004                                           2,983
                                           Suffolk County, New York, IDA, Southwest Sewer System Revenue
                                           Refunding Bonds (h):
                AAA      Aaa       3,000      4% due 2/01/2005                                                        3,090
                AAA      Aaa       4,000      4% due 2/01/2006                                                        4,191

North                                      North Carolina State, Public School Building, GO:
Carolina-- 1.3% AAA      Aa1       4,500      4.60% due 4/01/2004                                                     4,540
                AAA      Aa1       5,000      4.60% due 4/01/2006                                                     5,334

Ohio--6.0%      NR*      Aaa         375   Mason, Ohio, COP (Municipal Facilities Project), 3.50% due
                                           12/01/2004 (d)                                                               382
                BB+      NR*       4,000   Ohio State Air Quality, Development Authority, Revenue Refunding
                                           Bonds (Ohio Edison Project), Series B, 2.25% due 6/01/2005                 4,001
                AAA      Aaa       5,000   Ohio State Building Authority, Adult Correctional Facilities Revenue
                                           Bonds, 6% due 10/01/2004 (a)(d)                                            5,284
                                           Ohio State, Highway Capital Improvement, GO:
                AAA      Aa1       5,375      Series C, 4.75% due 5/01/2005                                           5,627
                AAA      Aa1       4,850      Series F, 5% due 5/01/2005                                              5,094
                AAA      Aaa       4,500   Ohio State Revenue Refunding Bonds (Higher Education), Series II-A,
                                           5.25% due 12/01/2005 (d)                                                   4,825
                BB+      Baa2      7,000   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Refunding Bonds (Ohio Edison Company), AMT, Series B, 3.35%
                                           due 1/15/2004                                                              7,000
                NR*      Aa3      13,000   Rickenbacker, Ohio, Port Authority, Capital Funding Revenue Bonds
                                           (Oasbo Expanded Asset Pooled), Series A, 3.90% due 5/01/2004              13,111

Oklahoma--4.0%  NR*      Aaa       1,235   Midwest City, Oklahoma, Municipal Authority, Capital Improvement
                                           Revenue Bonds, 4.55% due 6/01/2005 (e)(g)                                  1,270
                                           Oklahoma City, Oklahoma, Airport Trust Revenue Refunding Bonds,
                                           Junior Lien, AMT, 28th Series (d):
                AAA      Aaa       1,000      4% due 7/01/2004                                                        1,014
                AAA      Aaa       3,040      4% due 7/01/2005                                                        3,147
                AAA      NR*      22,181   Oklahoma County, Oklahoma, HFA, Single Family Revenue Bonds, VRDN,
                                           Series D, 1.155% due 1/02/2005 (b)                                        22,181
                A2       VMIG2     2,500   Oklahoma Development Finance Authority Revenue Bonds (Conoco Project),
                                           VRDN, AMT, Series B, 1.43% due 8/01/2037 (b)                               2,500

Oregon--1.8%    NR*      Aa2      10,770   Portland, Oregon, Limited Tax, GO, Refunding, VRDN, Series B, 3% due
                                           12/15/2004 (b)                                                            10,961
                AA+      Aa3       2,385   Tri-County, Oregon, Metropolitan Transportation District Revenue
                                           Bonds, Series A, 5.25% due 8/01/2005                                       2,529


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
               S&P      Moody's     Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Pennsylvania--  NR*      MIG1++  $ 3,000   Midway Sewerage Authority, Pennsylvania, Sewer Revenue Notes, 2%
0.6%                                       due 12/01/2005                                                        $    3,014
                AAA      Aaa       1,500   Pennsylvania Inter-Governmental Cooperative Authority, Special
                                           Tax Revenue Bonds (Philadelphia Funding Program), 6.75% due
                                           6/15/2005 (a)(f)                                                           1,619

Rhode Island--  AA+      Aa2       2,500   Rhode Island Housing and Mortgage Finance Corporation, Homeowner
1.8%                                       Opportunity Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005         2,567
                A+       Aa3      10,000   Rhode Island State Economic Development Corporation, Grant
                                           Anticipation Bonds (Rhode Island Department of Transportation),
                                           Series A, 5% due 6/15/2006                                                10,757

South           AAA      Aaa         500   South Carolina State Highway, GO, Series B, 5.25% due 4/01/2005              525
Carolina--0.1%

Tennessee--     NR*      Aaa       3,815   Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)           3,984
1.3%            AA       Aa2       5,605   Tennessee State, GO, Refunding, Series B, 5.50% due 5/01/2004              5,688

Texas--13.5%    AAA      Aaa       1,000   El Paso, Texas, Airport Revenue Refunding Bonds (El Paso International
                                           Airport), AMT, 4% due 8/15/2005 (e)                                        1,038
                AA+      Aa1       2,000   Forth Worth, Texas, GO, Refunding, Series A, 4% due 3/01/2004              2,010
                AA       Aa2       6,075   Fort Worth, Texas, Water and Sewer Revenue Refunding and Improvement
                                           Bonds, 5.50% due 2/15/2004                                                 6,108
                AA+      Aa1       7,000   Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding (Amoco Oil
                                           Company Project), VRDN, 2% due 10/01/2006 (b)                              7,002
                BBB      NR*       4,000   Gulf Coast, Texas, Waste Disposal Authority (Waste Management of Texas),
                                           AMT, Series C, 2.85% due 5/01/2004                                         4,009
                AAA      Aaa       3,870   Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A,
                                           6.25% due 8/15/2004 (a)(d)                                                 4,072
                AA       Aa3       5,250   Houston, Texas, Independent School District, GO (Public Property
                                           Finance Contractual Obligations), 3% due 7/15/2005                         5,380
                AAA      Aaa       2,750   Houston, Texas, Water and Sewer System Revenue Refunding Bonds, Junior
                                           Lien, Series A, 6.2% due 12/01/2005 (a)(d)                                 2,999
                A        A1        1,000   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, 5% due
                                           5/15/2005                                                                  1,047
                A        A2        2,750   Lower Colorado River Authority, Texas, Transmission Contract Revenue
                                           Refunding Bonds (LCRA Transmission Services Corp. Project), Series C,
                                           5% due 5/15/2005                                                           2,880
                                           Matagorda County, Texas, Navigation District No. 1, PCR, Refunding
                                           (Central Power and Light Company Project):
                BBB      Baa2      5,000      AMT, Series B, 2.35% due 11/01/2004                                     4,998
                BBB      Baa2      5,000      Series A, 2.15% due 1/04/2004                                           4,998
                AA+      Aa1      15,000   San Antonio, Texas, Electric and Gas Revenue Refunding Bonds, 4% due
                                           2/01/2005                                                                 15,460
                                           Texas State, Public Finance Authority, GO, Refunding:
                AA       Aa1       1,500      Series A, 5% due 10/01/2006                                             1,629
                AA       Aa1       5,750      Series B, 6% due 10/01/2004 (c)                                         5,960
                SP1+     MIG1++   13,600   Texas State, TRAN, 2% due 8/31/2004                                       13,685
                AAA      Aaa       3,000   Trinity River Authority, Texas, Regional Wastewater System Revenue
                                           Refunding Bonds, 5% due 8/01/2004 (d)                                      3,068
                AAA      Aaa       4,950   University of Houston, Texas, University Revenue Refunding Bonds,
                                           Series B, 5% due 2/15/2005 (e)                                             5,161
                AAA      Aaa      10,000   Weatherford, Texas, Independent School District, GO, Series A, 2.50%
                                           due 8/01/2005                                                             10,076

Utah--0.4%      AAA      Aaa       3,200   Utah State, GO, Refunding, Series A, 5% due 7/01/2004                      3,263

Virginia--2.8%  BBB      NR*       7,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue Refunding
                                           Bonds (Waste Management Project), AMT, 4.90% due 4/01/2005                 7,199
                                           Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds
                                           (Virginia Electric & Power Company Project), AMT, Series A:
                BBB+     A3        2,000      1.85% due 4/01/2004                                                     2,003
                BBB+     A3        2,500      1.85% due 4/01/2004                                                     2,504
                AAA      Aaa       4,850   Norfolk, Virginia, GO, Refunding (Capital Improvements), 4% due
                                           12/01/2005 (e)                                                             5,087
                AA+      Aa1       3,900   Virginia State Public School Authority, School Financing, GO,
                                           Series B, 4% due 8/01/2005                                                 4,063


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)                                        Limited Maturity Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Washington--    AA+      Aa1     $ 3,345   King County, Washington, GO, Refunding, 5% due 12/01/2005             $    3,567
3.2%            AAA      Aa1       5,000   Seattle, Washington, GO, Refunding and Improvement, 4% due 8/01/2005       5,205
                AAA      Aaa       2,180   Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005          2,283
                AA+      Aa1       7,195   Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006               7,925
                AAA      Aaa       5,000   Washington State Public Power Supply System, Revenue Refunding
                                           Bonds (Nuclear Project Number 1), Series A, 6% due 7/01/2005 (c)           5,337

Wisconsin--4.4% NR*      MIG1++    7,105   Menomonee Falls, Wisconsin, BAN, Refunding, 3.20% due 6/01/2004            7,117
                SP1+     NR*       7,500   Racine, Wisconsin, Waterworks System, BAN, 2.125% due 9/01/2005            7,540
                                           Wisconsin State, GO:
                AA-      Aa3       5,605      Series A, 5.50% due 5/01/2004                                           5,687
                AA-      Aa3      11,795      Series C, 4% due 5/01/2006                                             12,416

Puerto Rico--                              Puerto Rico Commonwealth, GO, Refunding:
2.7%            A-       Baa1         50      5.30% due 7/01/2004 (c)                                                    51
                A-       Baa1        850      5.30% due 7/01/2004                                                       867
                                           Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Highway Revenue Refunding Bonds, Series AA:
                A        Baa1     13,505      5% due 7/01/2005                                                       14,195
                A        Baa1      5,000      5% due 7/01/2006                                                        5,377

                                           Total Municipal Bonds (Cost--$712,756)--95.4%                            717,154


                                  Shares
                                   Held    Short-Term Securities
                                  27,114   Merrill Lynch Institutional Tax-Exempt Fund (i)                           27,114

                                           Total Short-Term Securities (Cost--$27,114)--3.6%                         27,114

                Total Investments (Cost--$739,870)--99.0%                                                           744,268
                Other Assets Less Liabilities--1.0%                                                                   7,271
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $  751,539
                                                                                                                 ==========

(a)Prerefunded.

(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(c)AMBAC Insured.

(d)MBIA Insured.

(e)FSA Insured.

(f)FGIC Insured.

(g)Escrowed to maturity.

(h)XL Capital Insured.

(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)

                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                      (34,300)         $246


*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

++Highest short-term rating issued by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments                                                             Insured Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Alabama--2.1%                              Alabama Water Pollution Control Authority Revenue Bonds (b):
                AAA      Aaa     $ 3,020      5.75% due 8/15/2018                                                $    3,416
                AAA      Aaa       1,585      Revolving Fund Loan, Series A, 6.75% due 8/15/2017                      1,714
                AAA      Aaa      10,000   Lauderdale County and Florence, Alabama, Health Care Authority,
                                           Revenue Refunding Bonds (Coffee Health Group), Series A, 6% due
                                           7/01/2029 (e)                                                             11,292
                AAA      Aaa       7,000   University of Alabama, University Revenue Bonds (Birmingham),
                                           6% due 10/01/2020 (g)                                                      8,022

Arkansas--0.6%  NR*      Aaa       6,060   University of Arkansas, University Revenue Bonds (Various
                                           Facilities--Fayetteville Campus), 5.50% due 12/01/2021 (g)                 6,702

California--    AAA      Aaa      13,000   California Infrastructure and Economic Development Bank Revenue Bonds
16.0%                                      (Bay Area Toll Bridges), 1st Lien, Series A, 5.25% due 7/01/2021 (i)      14,092
                AAA      Aaa      27,250   California Pollution Control Financing Authority, PCR, Refunding
                                           (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (e)         29,264
                AAA      Aaa       2,075   California State Department of Veteran Affairs, Home Purpose Revenue
                                           Refunding Bonds, Series A, 5.35% due 12/01/2027 (b)                        2,165
                AAA      Aaa      12,000   California State, Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A, 5.375% due 5/01/2017 (j)                         13,147
                AAA      Aaa       3,000   California State, GO, Refunding, 5% due 2/01/2017 (e)                      3,224
                                           Carson, California, Redevelopment Agency, Tax Allocation Bonds
                                           (Redevelopment Project Area 1), Series B (e):
                AAA      Aaa       3,520      5.25% due 10/01/2021                                                    3,792
                AAA      Aaa       3,940      5.25% due 10/01/2022                                                    4,216
                                           Industry, California, Urban Development Agency, Tax Allocation Bonds,
                                           Series 1-B (e):
                AAA      Aaa       5,645      5% due 5/01/2020                                                        5,922
                AAA      Aaa       6,000      5% due 5/01/2021                                                        6,262
                AAA      Aaa      26,085   Los Angeles, California, Community College District, GO, Series A,
                                           5.50% due 8/01/2019 (e)                                                   29,108
                AAA      Aaa       5,000   Los Angeles, California, GO, Series A, 5% due 9/01/2019 (e)                5,296
                                           Los Angeles, California, Unified School District, GO:
                AAA      Aaa      10,540      (Election of 1997), Series F, 5% due 7/01/2021 (g)                     11,153
                AAA      Aaa      10,000      Series A, 5.375% due 7/01/2017 (e)                                     11,221
                                           Milpitas, California, Redevelopment Agency, Tax Allocation Refunding
                                           Bonds (Redevelopment Project Area Number 1) (e):
                AAA      Aaa       7,080      5.25% due 9/01/2017                                                     7,813
                AAA      Aaa       6,055      5.25% due 9/01/2018                                                     6,641
                AAA      Aaa       5,450   Oakland, California, Joint Powers Financing Authority, Lease Revenue
                                           Refunding Bonds (Oakland Convention Centers), 5.50% due 10/01/2013 (b)     6,331
                                           Pasadena, California, Electric Revenue Bonds (e):
                AAA      Aaa       2,500      5.25% due 6/01/2020                                                     2,701
                AAA      Aaa       2,630      5.25% due 6/01/2021                                                     2,830
                AAA      Aaa      11,685   Rialto, California, Unified School District, GO, Series A, 6.24%**
                                           due 6/01/2025 (g)                                                          3,819
                AAA      Aaa       8,390   San Joanquin Hills, California, Transportation Corridor Agency, Toll
                                           Road Revenue Refunding Bonds, Series A, 5.28%** due 1/15/2024 (e)          2,970
                AAA      Aaa      15,000   San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                           Bonds, DRIVERS, Series 158, 9.40% due 8/01/2014 (d)(e)                    15,704
                AAA      Aaa       2,000   University of California Revenue Refunding Bonds, Series A, 5.125%
                                           due 5/15/2020                                                              2,147

Colorado--6.1%  AAA      Aaa      19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (b)                              21,990
                                           Denver, Colorado, City and County Airport Revenue Refunding Bonds:
                AAA      Aaa       2,000      AMT, Series D, 5.50% due 11/15/2015 (i)                                 2,192
                AAA      Aaa       4,850      AMT, Series D, 5.50% due 11/15/2017 (i)                                 5,255
                AAA      Aaa       2,500      AMT, Series D, 5.50% due 11/15/2018 (i)                                 2,697
                NR*      Aaa      31,160      RIB, Series 153, 9.921% due 11/15/2025 (d)(e)                          35,901
                AAA      Aaa       4,000   Logan County, Colorado, Justice Center Finance Corporation, COP,
                                           5.50% due 12/01/2020 (e)                                                   4,425

Connecticut--   AAA      NR*       2,790   Connecticut State, HFA, Housing Mortgage Finance Revenue Bonds, AMT,
0.2%                                       Sub-Series B-2, 5.35% due 11/15/2032 (e)                                   2,883



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Florida--2.1%   AAA      Aaa     $ 5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                           due 10/01/2026 (g)                                                    $    5,785
                NR*      Aaa      15,000   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                           due 7/01/2020 (b)                                                         15,842
                AAA      Aaa       2,240   West Coast Regional Water Supply Authority, Florida, Capital
                                           Improvement Revenue Bonds, 10.40% due 10/01/2010 (a)(b)                    3,072

Georgia--3.1%                              Georgia Municipal Electric Authority, Power Revenue Bonds,
                                           Series Y (b):
                AAA      Aaa         490      6.40% due 1/01/2013 (c)                                                   591
                AAA      Aaa       8,510      6.40% due 1/01/2013                                                    10,246
                AAA      Aaa      20,000   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                           Series EE, 7% due 1/01/2025 (b)                                           26,452

Illinois--4.1%                             Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                           Bonds, 3rd Lien, AMT, Series B-2 (i):
                AAA      Aaa       9,030      5.75% due 1/01/2023                                                     9,885
                AAA      Aaa       9,215      5.75% due 1/01/2024                                                    10,041
                AAA      Aaa      17,690   Chicago, Illinois, O'Hare International Airport, General Airport
                                           Revenue Bonds, Third Lien, AMT, Series B-2, 6% due 1/01/2027 (e)          19,763
                AAA      Aaa       2,000   Chicago, Illinois, O'Hare International Airport Revenue Bonds
                                           (Passenger Facility Charge), Series A, 5.625% due 1/01/2015 (b)            2,168
                AAA      Aaa       6,800   Illinois State, GO, 5.75% due 5/01/2021 (e)                                7,445

Indiana--0.5%   AAA      Aaa       5,555   Indiana State Office Building Commission, Facilities Revenue
                                           Bonds (Miami Correctional Facility--Phase 1), Series A, 5.50% due
                                           7/01/2015 (b)                                                              6,274

Kansas--1.4%    AAA      Aaa      11,000   Kansas City, Kansas, Utility System Revenue Refunding and Improvement
                                           Bonds, 6.25% due 9/01/2014 (g)                                            11,578
                AAA      Aaa       5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center),
                                           5.50% due 8/15/2020 (i)                                                    5,647

Maryland--0.5%  AAA      Aaa       4,400   Maryland State Health and Higher Educational Facilities Authority
                                           Revenue Bonds (University of Maryland Medical System), Series B, 7%
                                           due 7/01/2022 (g)                                                          5,732

Massachusetts-- AAA      Aaa       1,220   Massachusetts Educational Loan Authority, Education Loan Revenue
1.3%                                       Bonds, AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)                     1,254
                AAA      Aaa       4,000   Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT,
                                           Series C, 5.60% due 1/01/2045 (i)                                          4,150
                AAA      Aaa      10,000   Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds (Beth Israel Deaconess Medical Center), INFLOS,
                                           Series G-4, 10.653% due 7/01/2025 (b)(d)                                  10,265

Michigan--2.5%  AAA      Aaa       4,910   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series B,
                                           6.15% due 10/01/2015 (e)                                                   5,114
                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds:
                AAA      Aaa      10,000      (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)           10,919
                AAA      Aaa      13,145      (Detroit Edison Company Project), AMT, Series A, 5.50% due
                                              6/01/2030 (j)                                                          13,885

Minnesota--1.3% NR*      Aaa       5,860   Delano, Minnesota, Independent School District Number 879, GO,
                                           Series A, 5.875% due 2/01/2025 (i)                                         6,622
                                           Sauk Rapids, Minnesota, Independent School District Number 047, GO,
                                           Series A (e):
                NR*      Aaa       3,735      5.65% due 2/01/2020                                                     4,200
                NR*      Aaa       4,440      5.70% due 2/01/2021                                                     4,999

Mississippi--   AAA      Aaa       1,320   Harrison County, Mississippi, Wastewater Management District, Revenue
1.1%                                       Refunding Bonds (Wastewater Treatment Facilities), Series A, 8.50% due
                                           2/01/2013 (g)                                                              1,823
                NR*      Aaa      10,000   Mississippi Hospital Equipment and Facilities Authority Revenue Bonds
                                           (Forrest County General Hospital Project), 6% due 1/01/2030 (i)           11,164

Missouri--2.1%                             Kansas City, Missouri, Airport Revenue Refunding and Improvement Bonds,
                                           Series A (e):
                AAA      Aaa      12,990      5.50% due 9/01/2013                                                    14,609
                AAA      Aaa       9,000      5.50% due 9/01/2014                                                    10,122

Nevada--4.8%    AAA      Aaa      10,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                           6.70% due 6/01/2022 (g)                                                   10,316
                AAA      Aaa      45,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                           Power Company), AMT, 6.65% due 6/01/2017 (e)                              47,237


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
New Jersey--    AAA      Aaa     $ 6,810   Cape May County, New Jersey, Industrial Pollution Control Financing
4.7%                                       Authority Revenue Refunding Bonds (Atlantic City Electric Company
                                           Project), Series A, 6.80% due 3/01/2021 (e)                           $    8,867
                AAA      Aaa      23,000   Garden State Preservation Trust, New Jersey, Revenue Bonds, Series B,
                                           5.17%** due 11/01/2024 (i)                                                 8,187
                NR*      Aaa      12,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                           (NUI Corporation), RIB, Series 371, 11.32% due 10/01/2022 (b)(d)          13,868
                                           Salem County, New Jersey, Industrial Pollution Control Financing
                                           Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                           RIB (d)(e):
                AAA      Aaa      10,000      Series 380, 10.99% due 6/01/2031                                       10,784
                AAA      Aaa      12,500      Series 381, 11.02% due 8/01/2030                                       13,662

New York--      NR*      Aaa      12,075   New York City, New York, City Municipal Water Finance Authority,
10.7%                                      Water and Sewer System Revenue Bonds, RIB, Series 158, 10.017% due
                                           6/15/2026 (d)(e)                                                          14,439
                                           New York City, New York, GO:
                AAA      NR*      11,500      Series C, 5.625% due 3/15/2018 (j)                                     12,958
                AAA      Aaa      21,000      Series I, 6% due 4/15/2012 (i)                                         23,664
                                           New York City, New York, GO, Refunding, Series G:
                AAA      Aaa       7,655      5.75% due 2/01/2014 (e)                                                 8,336
                AAA      Aaa       5,155      5.75% due 2/01/2017 (i)                                                 5,584
                AAA      Aaa       7,210   New York State Dormitory Authority Revenue Bonds (School Districts
                                           Financing Program), Series D, 5.25% due 10/01/2023 (e)                     7,699
                                           New York State Dormitory Authority, Revenue Refunding Bonds,
                                           Series A (e):
                AAA      Aaa         365      5.75% due 2/15/2007                                                       409
                AAA      Aaa       9,635      5.75% due 5/01/2010 (a)                                                10,939
                AAA      Aaa         160   New York State Medical Care Facilities Finance Agency Revenue Bonds,
                                           Series E, 6.25% due 8/15/2004 (a)(g)                                         168
                                           Niagara Falls, New York, GO, Public Improvement (e):
                AAA      Aaa       2,975      6.90% due 3/01/2023                                                     3,061
                AAA      Aaa       3,190      6.90% due 3/01/2024                                                     3,282
                AAA      Aaa      34,830   Tobacco Settlement Financing Corporation of New York, Revenue Bonds,
                                           Series A-1, 5.25% due 6/01/2022 (b)                                       36,734

North           AAA      Aaa       3,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina--0.3%                             5.35% due 1/01/2022 (b)                                                    3,633

North Dakota--  AAA      NR*       4,485   North Dakota State, HFA Revenue Bonds (Housing Finance Program),
0.4%                                       Series C, 5.30% due 7/01/2022 (b)                                          4,623

Ohio--0.6%      AAA      Aaa       6,000   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Bonds (Water Control Loan Fund--Water Quality Series), 5.50%
                                           due 6/01/2014 (e)                                                          6,763

Oklahoma--0.6%  AAA      Aaa       6,385   Oklahoma State IDR, Refunding (Health System), Series A, 6.25% due
                                           8/15/2016 (e)                                                              7,411

Oregon--1.3%    AAA      Aaa       8,700   Oregon State Department, Administrative Services, COP, Series A,
                                           6.25% due 5/01/2010 (a)(b)                                                10,494
                AAA      Aaa       3,865   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                           International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)        4,804

Pennsylvania--  AAA      NR*       5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due
1.5%                                       4/01/2021(e)                                                               5,166
                AAA      Aaa       6,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                           7% due 5/15/2020 (c)(e)                                                    7,591
                AAA      Aaa       4,420   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                           (Neighborhood Transformation), Series A, 5.50% due 4/15/2020 (g)           4,864

Rhode Island--  AAA      Aaa       6,815   Rhode Island State Economic Development Corporation, Airport Revenue
0.6%                                       Bonds, Series B, 6% due 7/01/2028 (g)                                      7,688

South           AAA      Aaa       4,200   South Carolina State Public Service Authority, Revenue Refunding
Carolina--0.4%                             Bonds, Series A, 6.25% due 1/01/2022 (b)                                   4,615



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Texas--8.6%     AAA      Aaa     $11,190   Austin, Texas, Utility System Revenue Bonds, Combined, 9.25% due
                                           11/15/2008 (e)                                                        $   11,528
                                           Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT:
                AAA      NR*      17,975      DRIVERS, Series 202, 10.415% due 11/01/2028 (d)(g)                     22,173
                AAA      Aaa      28,500      Series A, 5.50% due 11/01/2033 (e)                                     30,162
                                           El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                           Bonds, Series A (I):
                AAA      Aaa       4,375      6% due 3/01/2018                                                        5,102
                AAA      Aaa       4,645      6% due 3/01/2019                                                        5,410
                AAA      Aaa       3,500   Houston, Texas, Water Conveyance System Contract, COP, Series J,
                                           6.25% due 12/15/2013 (b)                                                   4,248
                AAA      Aaa      11,800   Matagorda County, Texas, Navigation District Number 1, Revenue
                                           Refunding Bonds (Houston Light and Power Company), Series A, 6.70%
                                           due 3/01/2027 (b)                                                         11,901
                AAA      Aaa       6,000   San Antonio, Texas, Electric and Gas Revenue Bonds, 5.375% due
                                           2/01/2006 (a)(e)                                                           6,525
                                           Texas State Department of Housing and Community Affairs, S/F Mortgage
                                           Revenue Bonds, AMT, Series A (e)(f):
                AAA      Aaa       2,180      5.45% due 9/01/2023                                                     2,267
                AAA      Aaa       2,800      5.50% due 3/01/2026                                                     2,902

Utah--1.5%      AAA      NR*       9,535   Utah Transit Authority, Sales Tax and Transportation Revenue
                                           Bonds (Salt Lake County Light Rail Transit Project), 5.375% due
                                           12/15/2022 (i)                                                            10,348
                                           Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                           Program), Series A (b):
                NR*      Aaa       2,515      5.75% due 10/01/2015                                                    2,876
                NR*      Aaa       3,770      6% due 10/01/2020                                                       4,369

Virginia--3.7%  AAA      Aaa      19,755   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 6.10% due 2/01/2011 (b)                             22,835
                                           Virginia State, HDA, Commonwealth Mortgage Revenue Bonds (e):
                AAA      Aa1       2,285      AMT, Series A, Sub-Series A-4, 5.40% due 1/01/2011                      2,402
                AAA      Aaa       2,270      AMT, Series A, Sub-Series A-4, 5.50% due 1/01/2012                      2,278
                AAA      Aaa      16,365      Series J, Sub-Series J-1, 5.20% due 7/01/2019                          16,817

Washington--    AAA      Aaa       4,960   Chelan County, Washington, Public Utility District Number 001,
3.4%                                       Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                           5.45% due 7/01/2037 (b)                                                    5,164
                AAA      Aaa      33,535   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                           6.625% due 7/01/2004 (a)(g)                                               35,137

West            AAA      Aaa      12,250   Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants),
Virginia--1.1%                             Series C, 6.15% due 5/01/2015 (b)                                         13,223

Wisconsin--     AAA      Aaa       9,000   Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
2.8%                                       (Midwest Energy Resources), Series E, 6.90% due 8/01/2021(g)              11,732
                AAA      Aaa       4,650   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                           Series A, 5.75% due 7/01/2006 (a)(e)                                       5,202
                                           Wisconsin State, GO:
                AAA      Aaa       1,585      AMT, Series B, 6.50% due 5/01/2025 (e)                                  1,677
                AAA      Aaa      13,570      Series F, 5.50% due 5/01/2019 (i)                                      15,040

Puerto Rico--                              Puerto Rico Commonwealth, Highway and Transportation Authority,
2.5%                                       Transportation Revenue Bonds (g):
                AAA      Aaa       2,900      5.25% due 7/01/2017                                                     3,250
                AAA      Aaa       3,100      5.25% due 7/01/2018                                                     3,456
                AAA      Aaa       1,750      Series G, 5.25% due 7/01/2017                                           1,961
                AAA      Aaa       1,250      Series G, 5.25% due 7/01/2018                                           1,393
                AAA      Aaa       1,000      Series G, 5.25% due 7/01/2020                                           1,101
                AAA      Aaa      16,705   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds, Series A, 5.375% due 8/01/2023 (e)                         18,227

                                           Total Municipal Bonds (Cost--$1,043,359)--94.5%                        1,124,506


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)                                                 Insured Portfolio        (In Thousands)
                                  Shares
                                   Held    Mutual Funds                                                             Value
                                     270   BlackRock Insured Municipal 2008 Term Trust, Inc.                     $    4,658
                                     134   BlackRock Insured Municipal Term Trust, Inc.                               1,484

                                           Total Mutual Funds (Cost--$6,177)--0.5%                                    6,142



                                           Short-Term Securities
                                  21,317   Merrill Lynch Institutional Tax-Exempt Fund (h)                           21,317

                                           Total Short-Term Securities (Cost--$21,317)--1.8%                         21,317

                Total Investments (Cost--$1,070,853)--96.8%                                                       1,151,965
                Unrealized Depreciation on Forward Interest Rate Swaps***--(0.1%)                                   (1,062)
                Other Assets Less Liabilities--3.3%                                                                  38,826
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $1,189,729
                                                                                                                 ==========

(a)Prerefunded.

(b)AMBAC Insured.

(c)Escrowed to maturity.

(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(e)MBIA Insured.

(f)FNMA/GNMA Collateralized.

(g)FGIC Insured.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                               (in Thousands)

                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                       20,300          $135


(i)FSA Insured.

(j)XL Capital Insured.

*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

***Forward interest rate swaps entered into as of December 31, 2003 were as follows:

                                                (in Thousands)

                                     Notional      Unrealized
                                      Amount      Depreciation
Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index rate and
pays a fixed rate of 4.325%.

Broker, J.P. Morgan Chase
Expires March 2024
Tax-Exempt Fund                      $60,000       $  (1,062)
                                                   ----------
Total                                              $  (1,062)
                                                   ==========

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments                                                            National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Alabama--0.4%   AAA      Aaa     $ 3,820   Alabama Incentives Financing Authority, Special Obligation Revenue
                                           Refunding Bonds, Series A, 6% due 10/01/2029 (c)                      $    4,376

Alaska--0.6%    AAA      Aaa       3,000   Alaska State Housing Financial Corporation, General Mortgage
                                           Revenue Refunding, Series A, 6% due 6/01/2027 (f)                          3,148
                                           Anchorage, Alaska, School, GO, Series B (e):
                AAA      Aaa       1,760      5.875% due 12/01/2016                                                   2,030
                AAA      Aaa       2,100      5.875% due 12/01/2017                                                   2,422

Arizona--3.5%   BBB      Baa1      2,000   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                           Healthcare West), Series A, 6.625% due 7/01/2020                           2,208
                NR*      Aa1       2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                           Refunding Bonds, AMT, Senior Series B, 6.60% due 5/01/2010                 2,073
                AAA      Aaa       2,000   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50%
                                           due 7/01/2022 (e)                                                          2,069
                AAA      NR*       1,000   Glendale, Arizona, Development Authority, Educational Facilities
                                           Revenue Refunding Bonds (American Graduate School International),
                                           7.125% due 7/01/2005 (j)(l)                                                1,097
                                           Maricopa County, Arizona, Alhambra Elementary School District 068,
                                           GO, Series A (c):
                AAA      Aaa       1,000      6.75% due 7/01/2004 (j)                                                 1,048
                AAA      Aaa         525      6.75% due 7/01/2014                                                       550
                BBB      Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                           (Sun Health Corporation), 6.125% due 4/01/2018                             1,035
                BBB      Baa1      1,625   Maricopa County, Arizona, IDA, Health Facilities Revenue Refunding
                                           Bonds (Catholic Healthcare West Project), Series A, 5% due 7/01/2021       1,623
                AAA      Aaa       1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro
                                           Gardens--Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (f)            1,025
                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding, Series A:
                BB+      Ba1       1,200      (El Paso Electric Company Project), 6.25% due 5/01/2037                 1,257
                BBB-     Baa3      1,000      (Public Service Company of New Mexico Project), 6.30% due
                                              12/01/2026                                                              1,037
                                           Peoria, Arizona, Improvement District No. 8401, Special Assessment
                                           Bonds No. 8802:
                BBB+     NR*         430      7.20% due 1/01/2010                                                       446
                BBB+     NR*         510      7.20% due 1/01/2013                                                       530
                                           Peoria, Arizona, Improvement District, Special Assessment Bonds
                                           No. 8801:
                BBB+     NR*         190      7.30% due 1/01/2009                                                       197
                BBB+     NR*         395      7.30% due 1/01/2011                                                       410
                AAA      Aaa       2,330   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities,
                                           Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)                          2,668
                NR*      Caa3      5,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             3,875
                NR*      Aaa       2,720   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing), 6.20% due
                                           9/20/2020 (d)                                                              2,912
                B+       Ba3       1,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029          968
                BBB-     NR*         545   Prescott Valley, Arizona, Improvement District, Special Assessment
                                           Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012          571
                A        NR*       1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012           1,660
                AA       NR*       3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                           (Christian Care Tucson Inc. Project), Series A, 6.125% due
                                           7/01/2024 (m)                                                              3,965
                AAA      Aaa       3,180   University of Arizona, COP, Refunding, Series A, 5.50% due
                                           6/01/2018 (c)                                                              3,540
                AAA      Aaa       1,000   University of Arizona, COP (University of Arizona Parking and
                                           Student Housing), 5.75% due 6/01/2019 (c)                                  1,135
                NR*      NR*       3,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                           7/15/2022                                                                  3,076

Arkansas--0.2%  AAA      NR*         120   Arkansas State Development Finance Authority, S/F Mortgage Revenue
                                           Bonds (Mortgage-Backed Securities Program), Series H, 6.15% due
                                           7/01/2016 (i)                                                                127
                NR*      A2          250   Arkansas State Student Loan Authority Revenue Bonds, AMT,
                                           Sub-Series B, 7.25% due 6/01/2009                                            282
                BBB      Baa2        625   Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                                           Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                     659
                AAA      Aaa         250   Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding
                                           Bonds, 6% due 4/01/2004 (f)(j)                                               256
                AAA      Aaa         200   Jonesboro, Arkansas, Residential Housing and Health Care Facilities
                                           Board, Hospital Revenue Refunding Bonds (Saint Bernards Regional
                                           Medical Center), Series B, 5.90% due 7/01/2016 (c)                           221
                AAA      Aaa         250   University of Central Arkansas, Housing System Revenue Bonds, 6.50%
                                           due 1/01/2031 (h)                                                            295


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
California--    NR*      NR*     $ 2,500   Agua Caliente Band of Cahuilla Indians, California, Casino Revenue
9.9%                                       Bonds, 6% due 7/01/2018                                               $    2,524
                AAA      Aaa       9,465   Alameda County, California, COP (Financing Project), 6% due
                                           9/01/2006 (f)(j)                                                          10,684
                BBB+     A3        7,500   California State, Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A, 5.75% due 5/01/2017                               8,279
                BBB      Baa1      2,000   California State, GO, Refunding, 5.75% due 5/01/2030                       2,075
                BBB      Baa1     14,100   California State, Various Purpose, GO, 5.50% due 11/01/2033               14,487
                A-       A3        6,010   California Statewide Communities Development Authority, Health
                                           Facility Revenue Bonds (Memorial Health Services), Series A, 6% due
                                           10/01/2023                                                                 6,404
                NR*      NR*       2,880   Capistrano, California, Unified School District, Community Facility
                                           District, Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032            2,928
                                           Chula Vista, California, Community Facilities District, Special Tax
                                           Bonds (No. 06-1, Eastlake Woods Area), Series A:
                NR*      NR*       1,080      6.05% due 9/01/2020                                                     1,094
                NR*      NR*       2,965      6.15% due 9/01/2026                                                     3,008
                                           Contra Costa County, California, Special Tax Bonds (Community
                                           Facilities District Number 2001-01):
                NR*      NR*       1,585      6% due 9/01/2026                                                        1,629
                NR*      NR*       1,200      6.10% due 9/01/2031                                                     1,239
                NR*      NR*       3,100   Elk Grove, California, Poppy Ridge Community Facilities Number 3
                                           Special Tax, Series 1, 6% due 9/01/2028                                    3,111
                                           Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds:
                BBB      Baa2      1,000      Series A-2, 7.90% due 6/01/2042                                         1,076
                BBB      Baa2      1,000      Series A-3, 7.875% due 6/01/2042                                        1,074
                BBB      Baa2      4,200      Series A-4, 7.80% due 6/01/2042                                         4,490
                BBB      Baa2      2,785      Series A-5, 7.875% due 6/01/2042                                        2,992
                NR*      NR*       4,000   Long Beach, California, Special Tax Bonds (Community Facilities
                                           District No. 3-Pine Ave.), 6.375% due 9/01/2023                            4,207
                                           Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Refunding Bonds:
                AA-      Aaa       7,000      6% due 2/15/2005 (j)                                                    7,448
                NR*      Aa3       5,160      RIB, Series 370, 10.49% due 2/15/2024 (g)                               5,819
                BBB-     NR*       2,740   Pomona, California, Public Financing Authority Revenue Refunding
                                           Bonds (Merged Redevelopment Project), Series AI, 5.75% due 2/01/2034       2,749
                NR*      NR*       1,100   Poway, California, Unified School District, Special Tax Bonds
                                           (Community District No. 6), Series A, 6.05% due 9/01/2025                  1,113
                NR*      NR*       2,695   Riverside, California, Improvement Bond Act of 1915, Special
                                           Assessment (Riverwalk Assessment District), 6.375% due 9/02/2026           2,805
                                           Roseville, California, Special Tax (Stoneridge Community
                                           Facilities Number 1):
                NR*      NR*       1,250      6.20% due 9/01/2021                                                     1,295
                NR*      NR*       1,125      6% due 9/01/2025                                                        1,149
                NR*      NR*       2,500      6.30% due 9/01/2031                                                     2,586
                                           Sacramento, California, Special Tax (North Natomas Community
                                           Facilities):
                NR*      NR*       2,200      Series 01-03, 6% due 9/01/2028                                          2,237
                NR*      NR*       2,270      Series 4-C, 6% due 9/01/2028                                            2,297
                                           San Francisco California, City and County Redevelopment Agency
                                           Revenue Bonds (Community Facilities District Number 6-Mission):
                NR*      NR*       5,000      6% due 8/01/2021                                                        5,079
                NR*      NR*       2,500      GO, Series A, 6% due 8/01/2025                                          2,507
                NR*      Aaa       1,075   San Francisco, California, Uptown Parking Corporation, Parking
                                           Revenue Bonds (Union Square), 6% due 7/01/2020 (f)                         1,240
                                           Santa Margarita, California, Water Disposal Special Tax Refunding
                                           Bonds (Community Facilities District Number 99-1):
                NR*      NR*       3,680      6.20% due 9/01/2020                                                     3,805
                NR*      NR*       3,000      6.25% due 9/01/2029                                                     3,079

Colorado--2.9%  AA       NR*         500   Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont
                                           United Hospital Project), 6% due 12/01/2030 (m)                              562
                AAA      NR*         555   Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton Apartments
                                           Project), AMT, 6.625% due 7/01/2034 (b)                                      566
                                           Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT:
                AA       Aa2         195      Senior Series B-2, 7.25% due 10/01/2031                                   201
                NR*      Aa2         175      Senior Series B-3, 6.80% due 11/01/2028                                   177
                AA       Aa2         185      Senior Series C-2, 7.25% due 10/01/2031 (b)                               191


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Colorado        AAA      Aaa     $   550   Colorado Water Resource and Power Development Authority, Small
(concluded)                                Water Resource Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)      $      628
                A        A2        2,575   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series A, 7.50% due 11/15/2023                                             2,747
                                           Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                           Improvement Fee):
                NR*      NR*       7,560      Series A, 7.35% due 9/01/2031                                           7,812
                NR*      NR*       1,400      Series B, 7% due 9/01/2031                                              1,433
                AAA      Aaa       3,685   Larimer County, Colorado, Poudre School District Number R-1, GO, 6%
                                           due 12/15/2016 (e)                                                         4,292
                BB+      Ba1       6,170   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                           First Tier, Sub-Series D, 7.125% due 6/15/2041                             6,332
                NR*      Aa3         750   Pitkin County, Colorado, GO, Refunding and Improvement Bonds, 6.875%
                                           due 12/01/2004 (j)                                                           805
                NR*      NR*       7,700   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue
                                           Bonds (Public Improvement Fees), 8% due 12/01/2025                         7,762

Connecticut--   AAA      Aaa       1,000   Connecticut State Development Authority, Governmental Lease Revenue
1.9%                                       Bonds, 6.60% due 6/15/2014 (f)                                             1,044
                AA       A1        2,000   Connecticut State Development Authority Revenue Bonds (General Fund),
                                           Series A, 6.375% due 10/15/2024                                            2,115
                AAA      Aaa       1,500   Connecticut State Development Authority, Solid Waste Disposal
                                           Facilities Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025      1,646
                AAA      NR*       1,250   Connecticut State Development Authority, Water Facility Revenue Bonds
                                           (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)               1,397
                AA       Aa3       1,000   Connecticut State, GO, Series B, 5.50% due 11/01/2018                      1,122
                                           Connecticut State, HFA Revenue Refunding Bonds (Housing Mortgage
                                           Finance Program):
                AAA      Aaa       1,000      AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                      1,061
                AAA      Aaa       1,200      Series C-1, 6.30% due 11/15/2017                                        1,265
                                           Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds:
                AAA      Aaa       1,000      (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)               1,014
                AAA      Aaa       1,400      (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (f)      1,460
                AA       NR*       1,500      (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020 (m)           1,627
                AA       NR*       1,000      (Westover School), Series A, 5.70% due 7/01/2030 (m)                    1,095
                A1+      VMIG1++     200      (Yale University), VRDN, Series U, 1.25% due 7/01/2033 (a)                200
                                           Connecticut State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds:
                AA       NR*       2,000      (Eastern Connecticut Health Network), Series A, 6.50% due
                                              7/01/2030 (m)                                                           2,339
                AA       NR*         640      (Sacred Heart University), 6.625% due 7/01/2026 (m)                       716
                AAA      Aaa       1,000      (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)     1,088
                                           Connecticut State Higher Education, Supplemental Loan Authority
                                           Revenue Bonds (Family Education Loan Program), AMT, Series A:
                NR*      Aa3         370      6.40% due 11/15/2014                                                      372
                NR*      Aaa       1,130      5.50% due 11/15/2020 (f)                                                1,144
                NR*      NR*       1,000   Connecticut State Regional Learning Educational Service Center
                                           Revenue Bonds (Office/Education Center Facility), 7.75% due 2/01/2015      1,028
                AA       Baa2        860   Waterbury, Connecticut, GO, 6% due 2/01/2017 (m)                             966

Florida--5.7%   NR*      NR*       1,100   Bonnet Creek Resort, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, 7.50% due 5/01/2034                              1,159
                NR*      NR*          50   Brooks of Bonita Springs II, Florida, Community Development District,
                                           Capital Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007              50
                NR*      Aaa       2,725   Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)          3,096
                NR*      NR*       5,000   Fiddlers Creek, Florida, Community Development District Number 2,
                                           Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035           5,071
                AAA      Aaa       6,330   Florida HFA, Revenue Bonds (Antigua Club Apartments), AMT, Series A-1,
                                           7% due 2/01/2035 (c)                                                       6,556
                NR*      NR*       1,700   Heritage Isles Community Development District, Florida, Special
                                           Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                   1,702
                A+       Aa3       9,500   Jacksonville, Florida, Electric Authority, Water and Sewer Revenue
                                           Bonds, Series A, 6% due 10/01/2024                                        10,097
                NR*      NR*         645   Lakewood Ranch Community, Florida, Development District Number 5,
                                           Special Assessment Revenue Refunding Bonds, Series B, 6% due 5/01/2011       655
                AAA      NR*       7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X,
                                           10.39% due 10/01/2029 (g)(h)                                               8,837
                AAA      Aaa       4,500   Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75%
                                           due 10/01/2005 (f)(j)                                                      4,927


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Florida                                    Mediterra, Florida, South Community Development District, Capital
(concluded)                                Improvement Revenue Bonds:
                NR*      NR*     $ 1,075      6.85% due 5/01/2031                                                $    1,133
                NR*      NR*       1,000      Series A, 6.375% due 5/01/2034                                          1,015
                NR*      NR*          20      Series B, 6.25% due 5/01/2004                                              20
                NR*      NR*       2,000      Series B, 5.50% due 5/01/2010                                           1,985
                AAA      NR*         515   Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A,
                                           8.375% due 3/01/2021 (b)(d)                                                  516
                AAA      Aaa       5,000   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                                           due 10/01/2020 (c)                                                         5,558
                NR*      NR*         475   Panther Trace, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                      480
                                           Park Place Community Development District, Florida, Special
                                           Assessment Revenue Bonds:
                NR*      NR*       1,000      6.75% due 5/01/2032                                                     1,049
                NR*      NR*       2,500      6.375% due 5/01/2034                                                    2,544
                AAA      Aaa       2,000   Saint Lucie, Florida, West Services District, Utility Revenue
                                           Refunding Bonds, Senior Lien, 6% due 10/01/2022 (f)                        2,313
                NR*      NR*       1,000   Sterling Hill, Florida, Community Development District, Capital
                                           Improvement Revenue Bonds, Series B, 5.50% due 11/01/2010                  1,004
                NR*      NR*       2,010   Stoneybrook West, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010                    2,045
                NR*      NR*       1,015   Verandah West, Florida, Community Development District, Capital
                                           Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008                   1,010
                NR*      NR*       4,430   Vista Lakes Community, Florida, Development District, Capital
                                           Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                   4,460

Georgia--1.3%   NR*      NR*       5,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                           Project), 7.90% due 12/01/2024                                             5,171
                AAA      Aaa       5,210   College Park, Georgia, Business and IDA, Revenue Bonds (Civic Center
                                           Project), 5.75% due 9/01/2026 (c)                                          5,804
                AAA      Aaa       3,450   Fulton County, Georgia, Development Authority Revenue Bonds
                                           (Morehouse College Project), 5.875% due 12/01/2030 (c)                     3,916

Hawaii--0.1%    BBB      Baa1      1,410   Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds,
                                           Series A, 6.30% due 7/01/2022                                              1,451

Idaho--0.3%     BB+      Ba3       4,000   Power County, Idaho, Industrial Development Corporation, Solid Waste
                                           Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45% due
                                           8/01/2032                                                                  3,890

Illinois--8.2%  AAA      NR*      10,620   Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199,
                                           9.953% due 12/01/2020 (c)(g)                                              13,315
                AAA      Aaa       1,400   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due
                                           1/01/2019 (e)                                                              1,612
                AAA      Aaa      20,100   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                           Bonds, 3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (n)                    22,267
                CCC      Caa2      3,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                           Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                           due 12/01/2024                                                             2,090
                AAA      Aaa       2,265   Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75%
                                           due 1/01/2015 (e)                                                          2,567
                AAA      Aaa       1,500   Chicago, Illinois, Park District, GO, Series A, 5.75% due 1/01/2016 (e)    1,700
                NR*      NR*       2,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                           due 12/01/2032                                                             2,004
                AAA      Aaa       3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due
                                           12/01/2028 (f)                                                             3,644
                NR*      Aaa       7,000   Decatur, Illinois, GO, Refunding, 6% due 3/01/2025 (e)                     7,765
                BBB      Baa1     10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                           Biosolids Management LLC Project), AMT, 6% due 11/01/2023                 10,154
                                           Illinois State, GO, 1st Series (f):
                AAA      Aaa       8,890      5.75% due 12/01/2015                                                   10,172
                AAA      Aaa       3,745      5.75% due 12/01/2016                                                    4,273
                AAA      Aaa       4,000      5.75% due 12/01/2017                                                    4,564
                NR*      Aa3       3,000   Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                  3,451
                AAA      Aaa       2,000   Lake County, Illinois, Forest Preservation District, GO (Land
                                           Acquisition and Development), 5.75% due 12/15/2016                         2,318
                NR*      Aaa       4,400   Southwestern Illinois Development Authority, Sewer Facilities
                                           Revenue Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015         4,536

Indiana--0.2%   NR*      NR*       2,595   Indiana State Educational Facilities Authority, Revenue Refunding
                                           Bonds (Saint Joseph's College Project), 7% due 10/01/2029                  2,749

Iowa--0.8%      AAA      Aaa       1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)              1,082
                NR*      NR*       6,930   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                           Bonds (Care Initiatives Project), 9.25% due 7/01/2025                      8,039


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Kansas--0.4%    BBB      Baa1    $ 4,500   Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                           Refunding Bonds (General Motors Corporation Project), 6% due
                                           6/01/2025                                                             $    4,726

Kentucky--1.3%                             Kenton County, Kentucky, Airport Board Special Facilities, Airport
                                           Revenue Bonds (Delta Airlines Project), AMT, Series A:
                B        B3        4,950      7.50% due 2/01/2020                                                     4,900
                B        B3        2,100      7.125% due 2/01/2021                                                    1,996
                BBB      Baa2      8,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                           (TJ International Project), AMT, 7% due 6/01/2024                          8,277

Louisiana--1.3% B        NR*       2,290   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone Container
                                           Corporation), AMT, 7.45% due 3/01/2024                                     2,372
                BB-      NR*      13,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Company Project), 7.50% due 7/01/2013                                     13,250

Maine--1.3%     BB+      Ba1       8,635   Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                           Bonds (Great Northern Paper Project--Bowater), AMT, 7.75% due
                                           10/01/2022                                                                 8,652
                AA+      Aa1       6,045   Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
                                           DRIVERS, AMT, Series 170, 10.401% due 11/15/2028 (g)                       6,608

Maryland--1.0%  NR*      NR*         500   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                           (Arundel Mills Project), 7.10% due 7/01/2029                                 542
                NR*      VMIG1++     200   Baltimore County, Maryland, EDR, Refunding (Garrison Forest School
                                           Project), VRDN, 1.25% due 6/01/2026 (a)                                      200
                AA       Aa2         600   Carrol County, Maryland, Consolidated Public Improvement, GO, 6.50%
                                           due 10/01/2004 (j)                                                           636
                NR*      Aa2       1,000   Maryland State Community Development Administration, Department of
                                           Housing and Community Development, Housing Revenue Bonds, AMT,
                                           Series B, 6.15% due 1/01/2021                                              1,068
                NR*      Aa2       1,180   Maryland State Community Development Administration, Department of
                                           Housing and Community Development, Residential Revenue Refunding
                                           Bonds, Series A, 5.60% due 3/01/2017 (b)                                   1,242
                NR*      Aaa       1,000   Maryland State Community Development Administration, Department of
                                           Housing and Community Development Revenue Bonds (Waters Landing II
                                           Apartments), AMT, Series A, 5.875% due 8/01/2033                           1,064
                NR*      Aa2         360   Maryland State Community Development Administration, Department of
                                           Housing and Community Development Revenue Refunding Bonds, S/F Program,
                                           4th Series, 6.45% due 4/01/2014                                              369
                NR*      NR*         345   Maryland State Economic Development Corporation Revenue Bonds
                                           (Health and Mental Hygiene Program), Series A, 7.125% due 3/01/2006          361
                A-       NR*       1,000   Maryland State Energy Financing Administration, Solid Waste Disposal
                                           Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT,
                                           6.45% due 12/01/2016                                                       1,065
                                           Maryland State Health and Higher Educational Facilities Authority,
                                           Revenue Refunding Bonds:
                AAA      Aaa       1,470      (Maryland General Hospital), 6.125% due 7/01/2019 (f)                   1,532
                NR*      NR*         900      (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (j)                923
                                           Maryland Water Quality Financing Administration, Revolving Loan Fund
                                           Revenue Bonds, Series A:
                AA       Aa2         300      6.375% due 9/01/2010                                                      310
                AA       Aa2         470      6.55% due 9/01/2014                                                       474
                NR*      Aa2         340   Montgomery County, Maryland, Housing Opportunities Commission,
                                           S/F Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013          364
                AAA      NR*         500   Prince George's County, Maryland, Housing Authority, Mortgage
                                           Revenue Refunding Bonds (Parker Apartments Project), Series A, 7.25%
                                           due 11/20/2016 (d)                                                           506
                AA+      Aa3       1,000   University of Maryland, System Auxiliary Facility and Tuition Revenue
                                           Bonds, Series A, 5.75% due 10/01/2019                                      1,137

Massachusetts-- AA       Aa2       1,000   Massachusetts Bay Transportation Authority Revenue Bonds (General
1.4%                                       Transportation System), Series A, 7% due 3/01/2021                         1,301
                AAA      Aaa         390   Massachusetts Education Loan Authority, Education Loan Revenue Bonds,
                                           AMT, Issue E, Series A, 7.375% due 1/01/2012 (c)                             400
                AAA      Aaa         540   Massachusetts Educational Financing Authority, Education Loan Revenue
                                           Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)                       572
                BB+      NR*       1,000   Massachusetts State Development Finance Agency, Revenue Refunding
                                           Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                       754
                AAA      Aaa       2,500   Massachusetts State, HFA, Housing Revenue Refunding Bonds, Series B,
                                           6.05% due 12/01/2009 (f)                                                   2,622
                AAA      Aaa         625   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48,
                                           6.35% due 6/01/2026 (f)                                                      653
                AA       Aa2         635   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT,
                                           Series 40, 6.65% due 12/01/2027                                              659


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Massachusetts                              Massachusetts State Health and Educational Facilities Authority
(concluded)                                Revenue Bonds:
                BBB-     NR*     $ 1,500      (Jordan Hospital), Series E, 6.75% due 10/01/2033                  $    1,477
                AAA      Aaa       2,575      (Medical Center of Central Massachusetts), CARS, Series B,
                                              11.72% due 6/23/2022 (c)(g)                                             3,291
                                           Massachusetts State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds:
                NR*      Ba2         180      (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004            181
                AAA      Aaa       1,900      (Massachusetts General Hospital), Series F, 6.25% due 7/01/2012 (c)     2,235
                NR*      Ca          723      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (k)        43
                NR*      Ca        8,924      (New England Memorial Hospital), Series B, 6.25% due 7/01/2023 (k)        535
                AA+      Aaa         130   Massachusetts State Water Pollution Abatement Trust, Water Abatement
                                           Revenue Bonds, Series A, 6.375% due 2/01/2015                                133
                NR*      Aaa       1,600   Montachusett, Massachusetts, Regional Vocational Technical School
                                           District, GO, 5.95% due 1/15/2020 (f)                                      1,844

Michigan--1.4%  BBB      Baa2      5,000   Delta County, Michigan, Economic Development Corporation, Environmental
                                           Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba),
                                           Series A, 6.25% due 4/15/2027                                              5,235
                BBB      Baa2        500   Dickinson County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (International
                                           Paper Company Project), Series A, 5.75% due 6/01/2016                        544
                AAA      Aaa       1,000   Eastern Michigan University, Revenue Refunding Bonds, 6% due
                                           6/01/2024 (c)                                                              1,144
                BBB-     Baa3      3,000   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                           Bonds (Hurley Medical Center), 6% due 7/01/2020                            2,857
                AAA      Aaa         615   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                           Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                           Series A, 6.375% due 5/15/2017 (f)                                           630
                BBB-     NR*       3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue
                                           Bonds (Mount Clemens General Hospital), Series B, 5.875% due 11/15/2034    3,163
                AAA      Aaa       1,500   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                           (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (f)                      1,728
                AAA      Aaa       1,060   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (f)         1,157

Minnesota--     A        A1        1,255   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural
1.1%                                       Rural Utilities), AMT, Series A, 6.95% due 12/01/2008                      1,281
                NR*      A1        1,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills
                                           Project), Series A, 6.15% due 8/20/2031 (d)                                1,103
                                           Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                           Commission, Airport Revenue Bonds, AMT, Sub-Series D (e):
                AAA      Aaa         470      5.75% due 1/01/2012                                                       526
                AAA      Aaa         470      5.75% due 1/01/2014                                                       519
                AAA      Aaa       2,060      5.75% due 1/01/2015                                                     2,270
                A-       NR*         750   Minneapolis, Minnesota, Community Development Agency, Supported
                                           Development Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20%
                                           due 6/01/2017                                                                789
                NR*      A3        1,500   Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                           Health System), Series A, 5.70% due 11/15/2022                             1,574
                AA+      Aa1         235   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L, 6.70%
                                           due 7/01/2020                                                                240
                NR*      Aa2       1,110   Ramsey County, Minnesota, Housing and Redevelopment Authority,
                                           M/F Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6%
                                           due 7/01/2031                                                              1,152
                NR*      Aaa       1,000   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                           Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)        1,166
                AAA      Aaa       1,000   Saint Francis, Minnesota, Independent School District No. 015, GO,
                                           Series A, 6.35% due 2/01/2013 (h)                                          1,094
                AA       NR*       1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview
                                           Medical Center Project), Series A, 6.125% due 1/01/2029 (m)                1,685

Mississippi--   NR*      Aaa       1,315   Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access
0.1%                                       Program), AMT, Series A, 6.90% due 6/01/2024 (d)                           1,336

Missouri--0.5%                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                           Bonds (Gravois Bluffs):
                NR*      NR*       1,530      6.75% due 10/01/2015                                                    1,584
                NR*      NR*       4,000      7% due 10/01/2021                                                       4,329


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Nevada--2.0%    NR*      NR*     $ 1,550   Clark County, Nevada, Improvement District No. 142 Special
                                           Assessment, 6.375% due 8/01/2023                                      $    1,568
                NR*      NR*       3,000   Henderson, Nevada, Local Improvement Districts, Special Assessment,
                                           Series No. T-14, 5.80% due 3/01/2023                                       2,950
                                           Las Vegas, Nevada, Local Improvement Bonds, Special Assessment,
                                           Special Improvement District Number 808, Summerlin:
                NR*      NR*       1,770      5.875% due 6/01/2009                                                    1,836
                NR*      NR*       2,045      6.125% due 6/01/2012                                                    2,118
                NR*      NR*       2,280      6.25% due 6/01/2013                                                     2,362
                NR*      NR*       2,000   Reno, Nevada, Special Assessment District Number 4 (Somerset Parkway),
                                           6.625% due 12/01/2022                                                      2,034
                                           Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding
                                           Bonds, Series A (m):
                AA       NR*       3,110      6% due 1/15/2015                                                        3,515
                AA       NR*       6,315      6% due 1/15/2023                                                        7,010

New Hampshire-- BBB+     Baa1      1,750   New Hampshire Health and Education Facilities Authority, Revenue
0.2%                                       Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022          1,758

New Jersey--    CCC      B2          670   Camden County, New Jersey, Pollution Control Financing Authority,
3.6%                                       Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series B,
                                           7.50% due 12/01/2009                                                         650
                NR*      NR*       3,300   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                           Village Inc. Facility), Series A, 7.25% due 11/15/2031                     3,360
                                           New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                BBB      Baa1      2,250      (Capital Health System Inc.), Series A, 5.75% due 7/01/2023             2,330
                BB+      NR*       3,000      (Pascack Valley Hospital Association), 6% due 7/01/2013                 2,971
                                           New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                           Bonds (f):
                NR*      Aaa      10,000      DRIVERS, Series 155, 9.99% due 1/01/2018 (g)                           12,601
                AAA      Aaa      10,000      Series A, 5.75% due 1/01/2018                                          11,301
                BBB      Baa2      9,000   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                           7% due 6/01/2041                                                           9,089

New Mexico--    BBB-     Baa3      8,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of
0.8%                                       New Mexico--San Juan), Series B, 6.30% due 12/01/2016                      8,368
                AAA      Aaa         300   Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
                                           (Evangelical Lutheran Project), 6.45% due 12/01/2017 (h)                     304
                AAA      NR*         250   New Mexico Mortgage Finance Authority, Revenue Refunding Bonds,
                                           Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (e)(i)                281
                AAA      Aaa         250   Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6%
                                           due 2/01/2027 (h)                                                            301

New York--      AAA      Aaa       9,500   Metropolitan Transportation Authority, New York, Commuter Facilities,
12.6%                                      Service Contract Revenue Refunding Bonds, Series 8, 5.50% due
                                           7/01/2013 (h)(j)                                                          11,125
                AAA      Aaa      10,000   Metropolitan Transportation Authority, New York, Transit Facilities
                                           Revenue Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                      11,378
                NR*      NR*       3,230   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series C-1, 6% due 7/01/2012    3,244
                NR*      NR*       2,000   New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc.
                                           Project), AMT, 7.95% due 1/01/2028                                         2,068
                BB+      Ba2       4,050   New York City, New York, City IDA, Special Facility Revenue Bonds
                                           (British Airways PLC Project), AMT, 7.625% due 12/01/2032                  3,986
                NR*      Aaa      10,000   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RIB, Series 158, 10.017% due
                                           6/15/2026 (f)(g)                                                          11,957
                AAA      Aaa       3,000   New York City, New York, City Transit Authority, Triborough
                                           Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020 (c)        3,380
                                           New York City, New York, City Transitional Finance Authority,
                                           Revenue Refunding Bonds, Series C:
                AA+      Aa2      12,015      5.875% due 11/01/2015                                                  13,890
                AA+      Aa2       8,000      Future Tax Secured, 5.875% due 11/01/2017                               9,223
                                           New York City, New York, GO, Refunding:
                AAA      Aaa       8,910      Series A, 6.25% due 5/15/2010 (j)(n)                                   10,773
                AAA      Aaa       6,600      Series A, 6% due 5/15/2021 (n)                                          7,645
                AAA      Aaa       1,090      Series A, 6.25% due 5/15/2026 (n)                                       1,271
                AAA      Aaa       4,000      Series B, 8.25% due 6/01/2006 (n)                                       4,603
                AAA      Aaa       4,000      Series C, 5.875% due 2/01/2016 (e)                                      4,406
                AAA      Aaa      15,000      Series G, 5.75% due 2/01/2014 (f)                                      16,334
                AAA      Aaa       1,000      Series H, 6% due 8/01/2017 (n)                                          1,123


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
New York        AAA      Aaa     $10,000   New York City, New York, GO, Series B, 5.875% due 8/01/2015 (f)       $   11,598
(concluded)     AA-      A3        5,000   New York State Dormitory Authority, Revenue Refunding Bonds (State
                                           University Educational Facilities), Series A, 7.50% due 5/15/2013          6,520
                                           New York State Environmental Facilities Corporation, State Clean
                                           Water and Drinking Revenue Bonds (Revolving Funds), Series B:
                NR*      NR*       1,990      5.875% due 7/15/2009 (j)                                                2,352
                NR*      NR*       1,360      5.875% due 1/15/2019                                                    1,551
                NR*      NR*          95   Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special
                                           Needs Facilities Pooled Program), Series D-1, 6% due 7/01/2012                95
                NR*      NR*         705   Westchester County, New York, IDA, Civic Facilities Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012      708
                NR*      NR*       8,095   Westchester County, New York, IDA, Continuing Care Retirement,
                                           Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                           due 1/01/2034                                                              8,050

North           AAA      Aaa         920   Brunswick County, North Carolina, COP, 6% due 6/01/2016 (h)                1,070
Carolina--2.3%  BBB      A3          500   Chatham County, North Carolina, Industrial Facilities and Pollution
                                           Control Financing Authority Revenue Bonds (Carolina Power and Light
                                           Company), 6.30% due 6/15/2014                                                509
                AAA      Aaa       1,000   Cumberland County, North Carolina, COP (Civic Center Project),
                                           Series A, 6.40% due 12/01/2004 (c)(j)                                      1,069
                NR*      Baa2      1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                                           Control Financing Authority Revenue Bonds (Champion International
                                           Corporation Project), AMT, 6.25% due 9/01/2025                             1,547
                BBB      Baa2      2,000   Martin County, North Carolina, Industrial Facilities and Pollution
                                           Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                           Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                            2,062
                                           North Carolina Eastern Municipal Power Agency, Power System Revenue
                                           Bonds:
                AAA      Aaa       1,500      Series B, 5.875% due 1/01/2021 (f)                                      1,667
                BBB      Baa3      4,000      Series D, 6.75% due 1/01/2026                                           4,444
                                           North Carolina HFA, S/F Revenue Bonds:
                AA       Aa2          35      AMT, Series X, 6.70% due 9/01/2026                                         36
                AA       Aa2         720      Series W, 6.50% due 3/01/2018                                             733
                NR*      NR*       2,500   North Carolina Medical Care Commission, Health Care Facilities, First
                                           Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875% due
                                           10/01/2021                                                                 2,675
                                           North Carolina Medical Care Commission, Retirement Facilities, First
                                           Mortgage Revenue Bonds:
                NR*      NR*       1,625      (Forest at Duke Project), 6.375% due 9/01/2032                          1,638
                NR*      NR*       2,500      (Givens Estates Project), Series A, 6.50% due 7/01/2032                 2,534
                                           North Carolina Municipal Power Agency Number 1, Catawba Electric
                                           Revenue Refunding Bonds, Series B:
                BBB+     Baa1        500      6.375% due 1/01/2013                                                      570
                A        NR*       1,080      6.375% due 1/01/2013                                                    1,234
                NR*      A2        1,175   North Carolina State Educational Assistance Authority Revenue Bonds
                                           (Guaranteed Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016    1,232
                                           Piedmont, North Carolina, Triad Airport Authority, Airport Revenue
                                           Refunding Bonds, Series A (h):
                AAA      Aaa       1,000      6.375% due 7/01/2016                                                    1,176
                AAA      Aaa       1,000      6% due 7/01/2024                                                        1,130
                AAA      Aaa       1,000   Randolph County, North Carolina, COP, 5.75% due 6/01/2022 (h)              1,119

Ohio--2.1%      NR*      NR*       1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds
                                           (Benjamin Rose Institute Project), 5.50% due 12/01/2028                      848
                AAA      Aaa       1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due
                                           12/01/2005 (f)(j)                                                          1,350
                NR*      NR*       2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125%
                                           due 12/01/2004 (j)                                                         2,104
                BBB      Baa1      2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                                           Corp. Project), AMT, 6.75% due 7/01/2014                                   2,214
                AAA      Aaa       3,000   North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (c)(j)   3,214
                                           Ohio HFA, Mortgage Revenue Bonds, AMT (d):
                NR*      Aaa         790      Series A-1, 6.15% due 3/01/2029                                           833
                AAA      Aaa         235      Series B-2, 6.70% due 3/01/2025                                           242
                NR*      Aaa         500   Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35%
                                           due 9/01/2031 (d)                                                            512
                AAA      Aaa       8,000   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                                           (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (f)          8,111
                AAA      Aaa       1,000   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due
                                           8/01/2023 (c)                                                              1,046


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Ohio            AAA      Aaa     $ 3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds
(concluded)                                (Convention Center Project), 5.70% due 10/01/2015 (f)                 $    3,339
                NR*      Aa3       1,000   Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds
                                           (Cargill Inc. Project), 5.90% due 12/01/2015                               1,030

Oregon--0.9%                               Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
                                           (Pacific University) (m):
                AA       NR*         250      6% due 5/01/2015                                                          283
                AA       NR*         250      6.20% due 5/01/2020                                                       284
                AAA      Aaa       2,485   Jackson County, Oregon, Central Point School District Number 006, GO,
                                           5.75% due 6/15/2017 (e)                                                    2,824
                                           Oregon State Housing and Community Services Department, Mortgage
                                           Revenue Refunding Bonds (S/F Mortgage Program), Series A:
                NR*      Aa2         205      6.40% due 7/01/2018                                                       211
                NR*      Aa2          85      AMT, 6.20% due 7/01/2027                                                   89
                NR*      Aaa         500   Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy
                                           Station Apartments Project), AMT, 5.90% due 7/01/2023 (f)                    527
                AAA      Aaa       1,000   Portland, Oregon, Sewer System Revenue Bonds, Series A, 5.75% due
                                           8/01/2018 (e)                                                              1,138
                NR*      Aaa       3,190   Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds
                                           (South Park Blocks), Series A, 5.75% due 6/15/2018 (c)                     3,651
                NR*      Aaa       1,000   Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding
                                           Bonds (Downtown Waterfront), Series A, 5.75% due 6/15/2018 (c)             1,144

Pennsylvania--  AAA      Aaa       2,220   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
1.2%                                       Bonds, 5.75% due 12/01/2017 (f)                                            2,553
                A        NR*       4,000   Pennsylvania State Higher Educational Facilities Authority Revenue
                                           Bonds (University of Pennsylvania Medical Center Health System),
                                           Series A, 6% due 1/15/2031                                                 4,224
                NR*      NR*       1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                           7.75% due 12/01/2017                                                       1,285
                A-       NR*       5,750   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                           (Guthrie Health), Series A, 5.875% due 12/01/2031                          5,974

Rhode Island--  AAA      Aaa       6,815   Rhode Island State Economic Development Corporation, Airport Revenue
0.8%                                       Bonds, Series B, 6% due 7/01/2028 (e)                                      7,688
                AA       NR*       1,000   Rhode Island State Economic Development Corporation Revenue Bonds
                                           (Providence Place Mall), 6.125% due 7/01/2020 (m)                          1,132

South           BBB+     Baa2      5,400   Medical University, South Carolina, Hospital Authority, Hospital
Carolina--0.5%                             Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027         5,645

South Dakota--  NR*      Aaa       3,750   Pierre, South Dakota, School District Number 32-2, GO, 5.75% due
0.4%                                       8/01/2020 (h)                                                              4,256

Tennessee--2.2%                            Chattanooga, Tennessee, Industrial Development Board, Lease Rent
                                           Revenue Bonds (Southside Redevelopment Corporation) (c):
                AAA      Aaa       4,485      5.75% due 10/01/2017                                                    5,119
                AAA      Aaa       3,740      5.75% due 10/01/2018                                                    4,269
                BB+      Ba1       4,950   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                           Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    4,955
                AA       Aa2       5,000   Metropolitan Government of Nashville and Davidson County, Tennessee,
                                           GO, 5.875% due 5/15/2026                                                   5,418
                NR*      NR*       2,000   Metropolitan Knoxville, Tennessee, Airport Authority, Special Purpose
                                           Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8% due 4/01/2032     1,931
                A-       Baa1      3,800   Shelby County, Tennessee, Health, Educational and Housing Facility
                                           Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%
                                           due 9/01/2026                                                              4,138

Texas--10.4%                               Austin, Texas, Convention Center Revenue Bonds (Convention
                                           Enterprises Inc.), First Tier, Series A:
                BBB-     Baa3      5,300      6.60% due 1/01/2021                                                     5,587
                BBB-     Baa3      2,300      6.70% due 1/01/2028                                                     2,439
                AAA      Aaa       5,300   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                           Venue), 6.20% due 11/15/2029 (e)                                           6,084
                                           Bexar County, Texas, Health Facilities Development Corporation
                                           Revenue Refunding Bonds (Army Retirement Residence Project):
                BBB-     NR*         600      6.125% due 7/01/2022                                                      626
                BBB-     NR*       1,750      6.30% due 7/01/2032                                                     1,828
                BBB-     Ba1       4,250   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                           Energy Inc. Project), Series B, 7.75% due 12/01/2018                       4,614


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Texas           AAA      NR*     $ 1,270   Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
(concluded)                                Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (i)          $    1,303
                AAA      NR*      10,125   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                           DRIVERS, AMT, Series 201, 10.536% due 11/01/2024 (e)(g)                   12,501
                AA       NR*       1,260   Fort Bend County, Texas, Municipal Utility District Number 23, GO,
                                           6.625% due 9/01/2024 (m)                                                   1,419
                AA+      Aa1       1,400   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due
                                           3/01/2005 (j)                                                              1,482
                AA       NR*       1,000   Gregg County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                           6.875% due 10/01/2020 (m)                                                  1,198
                BBB-     Ba1       8,080   Matagorda County, Texas, Navigation District Number 1, Revenue
                                           Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029          8,812
                AAA      Aaa       1,000   Pflugerville, Texas, Independent Industrial School District, GO,
                                           5.75% due 8/15/2020                                                        1,129
                BB       Ba3       4,825   Port Corpus Christi, Texas, Individual Development Corporation,
                                           Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                           Project), AMT, 8.25% due 11/01/2031                                        5,047
                BBB      Baa2      2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                           Series A, 6.45% due 11/01/2030                                             2,628
                AA       NR*       1,000   Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                           School--Texas Project), 6% due 8/15/2019                                   1,102
                NR*      Aaa         450   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                           Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031 (i)                        499
                                           Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT (d)(o):
                NR*      Aaa       1,100      Series A, 8% due 11/01/2025                                             1,173
                NR*      Aaa         475      Series B, 8.50% due 11/01/2025                                            485
                AA       Aa1         800   Texas State, GO, Veterans' Housing Assistance Fund II, AMT, Series A,
                                           7% due 8/01/2004                                                             826
                AA       NR*         805   Texas State, GO, Water Development Board, 7% due 8/01/2004 (j)               833
                                           Texas State Public Finance Authority, Building Revenue Bonds (h):
                AAA      Aaa       2,100      (General Services Commission Project), Series A, 6% due 2/01/2020       2,398
                AAA      Aaa       1,000      (State Preservation Project), Series B, 6% due 8/01/2015                1,155
                NR*      Baa3      1,750   Texas State Student Housing Corporation, Student Housing Revenue
                                           Bonds (Midwestern State University Project), 6.50% due 9/01/2034           1,722
                AAA      Aaa      45,000   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                           Bonds, First Tier, Series A, 5.75% due 8/15/2038 (c)                      49,487
                AAA      Aaa       4,930   Upper Trinity Regional Water District, Texas, Water Revenue Bonds
                                           (Regional Treated Water Supply System), Series A, 6% due 8/01/2020 (e)     5,680

Utah--1.1%      AAA      Aaa      12,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                           Bonds, 7.50% due 12/15/2004 (j)(m)                                        12,974

Virginia--0.5%  BBB+     A3        2,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
                                           Company), Series B, 5.875% due 6/01/2017                                   2,628
                BB       NR*       4,250   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                           Senior-Series A, 5.50% due 8/15/2028 (l)                                   3,385

Washington--    AAA      Aaa       2,065   Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                    2,349
1.4%            AAA      Aaa       3,000   Port Seattle, Washington, Special Facilities Revenue Bonds, Series A,
                                           6% due 9/01/2029 (f)                                                       3,423
                AAA      Aaa       3,010   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                           5.75% due 11/01/2022 (f)                                                   3,362
                                           Seattle, Washington, Housing Authority Revenue Bonds:
                NR*      NR*       2,750      (Newholly Project), AMT, 6.25% due 12/01/2035                           2,709
                NR*      NR*       2,470      (Replacement Housing Project), 6.125% due 12/01/2032                    2,455
                AAA      Aaa       1,625   University of Washington, University Revenue Bonds (Student
                                           Facilities Fee), 5.875% due 6/01/2017                                      1,874

West Virginia-- BBB      Baa2      7,500   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
0.7%                                       (TJ International Project), AMT, 7% due 7/15/2025                          8,074

Wisconsin--1.0% NR*      Aaa       2,050   Waterford, Wisconsin, Graded Joint School District Number 1, GO,
                                           Refunding, 5.75% due 4/01/2018 (e)(h)                                      2,324
                AA       Aa2       1,775   Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds,
                                           RITR, AMT, Series 18, 10.362% due 9/01/2028 (g)                            1,849
                AAA      Aaa       4,285   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)               4,567
                BBB+     NR*       3,250   Wisconsin State Health and Educational Facilities Authority Revenue
                                           Bonds (Synergyhealth Inc.), 6% due 11/15/2023                              3,319


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)                                                National Portfolio        (In Thousands)
               S&P      Moody's    Face
State          Ratings  Ratings   Amount   Municipal Bonds                                                          Value
Wyoming--1.1%   AAA      Aaa     $ 8,400   Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
                                           Project), Series A, 6.05% due 7/15/2026 (f)                           $    9,298
                BB+      Ba3       4,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                           (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                 4,038

Guam--0.0%      AAA      NR*         115   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                                           5.75% due 9/01/2031 (o)                                                      127

Puerto Rico--                              Puerto Rico Commonwealth Highway and Transportation Authority,
2.5%                                       Transportation Revenue Bonds:
                A-       Baa2      8,045      5.75% due 7/01/2022                                                     8,934
                AAA      Aaa       2,000      Series B, 5.875% due 7/01/2021 (f)                                      2,328
                A        Baa1      1,000      Series B, 6% due 7/01/2026                                              1,064
                AAA      Aaa         785   Puerto Rico Commonwealth, Public Improvement, GO, Refunding, 5.70%
                                           due 7/01/2020 (f)                                                            899
                                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
                AAA      Aaa         800      STRIPES, Series T, 5.80% due 7/01/2004 (g)(h)(j)                          870
                A-       A3        5,000      Series NN, 5.125% due 7/01/2029                                         5,150
                NR*      Aa2       2,000   Puerto Rico Industrial Tourist Educational, Medical and Environmental
                                           Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                                           10.74% due 11/15/2030 (g)                                                  2,431
                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds, Series E:
                BBB+     Baa3      2,750      5.70% due 8/01/2025                                                     2,927
                BBB+     Baa3      3,995      5.50% due 8/01/2029                                                     4,216
                BBB+     Baa3      1,000      5.75% due 8/01/2030                                                     1,073

Virgin          BBB-     Baa3      8,000   Virgin Islands Government Refinery Facilities Revenue Refunding
Islands--0.7%                              Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    8,355

                                           Total Municipal Bonds (Cost--$1,045,605)--94.8%                        1,112,775



                                  Shares
                                   Held    Short-Term Securities
                                  32,023   Merrill Lynch Institutional Tax-Exempt Fund**                             32,023

                                           Total Short-Term Securities (Cost--$32,023)--2.8%                         32,023

                Total Investments (Cost--$1,077,628)--97.6%                                                       1,144,798
                Other Assets Less Liabilities--2.4%                                                                  28,677
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $1,173,475
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(b)FHA Insured.

(c)AMBAC Insured.

(d)GNMA Collateralized.

(e)FGIC Insured.

(f)MBIA Insured.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(h)FSA Insured.

(i)FNMA/GNMA Collateralized.

(j)Prerefunded.

(k)Non-income producing security.

(l)Connie Lee Insured.

(m)Radian Insured.

(n)XL Capital Insured.

(o)FHLMC Collateralized.

*Not Rated.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)

                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                       8,600           $105


++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Assets and Liabilities
                                                                           Limited
                                                                           Maturity          Insured            National
As of December 31, 2003                                                   Portfolio         Portfolio          Portfolio
Assets

               Investments, at value*                                  $   744,267,614    $ 1,151,964,510   $ 1,144,798,335
               Cash                                                             33,179         14,526,199            34,347
               Receivables:
                  Interest                                                   8,073,870         19,181,696        19,153,495
                  Securities sold                                           16,230,000          9,836,827        13,573,677
                  Capital shares sold                                          540,096            269,319         1,370,966
                  Dividends from affiliates                                        748             78,437               884
               Prepaid registration fees and other assets                      111,791            773,106            48,898
                                                                       ---------------    ---------------   ---------------
               Total assets                                                769,257,298      1,196,630,094     1,178,980,602
                                                                       ---------------    ---------------   ---------------

Liabilities

               Unrealized depreciation on swaps                                     --          1,062,060                --
               Payables:
                  Securities purchased                                      11,840,115                 --                --
                  Capital shares redeemed                                    5,176,417          2,022,270         1,872,656
                  Dividends to shareholders                                    534,676          3,484,422         3,149,130
                  Distributor                                                   94,094            176,689           277,500
                  Other affiliates                                              45,924             98,356           145,546
                  Investment adviser                                            27,044             46,785            60,534
               Accrued expenses                                                     --             10,571                --
                                                                       ---------------    ---------------   ---------------
               Total liabilities                                            17,718,270          6,901,153         5,505,366
                                                                       ---------------    ---------------   ---------------

Net Assets

               Net assets                                              $   751,539,028    $ 1,189,728,941   $ 1,173,475,236
                                                                       ===============    ===============   ===============

Net Assets Consist of

               Class A Common Stock, $.10 par value++                  $     2,665,535    $     2,390,304   $     2,201,209
               Class B Common Stock, $.10 par value++++                        715,998          1,698,095         2,577,486
               Class C Common Stock, $.10 par value++++++                    1,551,814            832,968           719,849
               Class I Common Stock, $.10 par value++++++++                  2,491,734         10,042,115         5,660,434
               Paid-in capital in excess of par                            740,160,489      1,113,219,689     1,135,473,226
                                                                       ---------------    ---------------   ---------------
               Undistributed investment income--net                            478,583          1,146,028           588,742
               Accumulated realized capital losses on investments--net       (923,176)       (19,650,220)      (40,915,946)
               Unrealized appreciation on investments--net                   4,398,051         80,049,962        67,170,236
                                                                       ---------------    ---------------   ---------------
               Total accumulated earnings--net                               3,953,458         61,545,770        26,843,031
                                                                       ---------------    ---------------   ---------------
               Net Assets                                              $   751,539,028    $ 1,189,728,941   $ 1,173,475,236
                                                                       ===============    ===============   ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Assets and Liabilities (concluded)
                                                                           Limited
                                                                           Maturity          Insured            National
As of December 31, 2003                                                   Portfolio         Portfolio          Portfolio
Net Asset Value

               Class A:
                  Net assets                                           $   270,167,021    $   190,015,036   $   231,579,082
                                                                       ===============    ===============   ===============
                  Shares outstanding                                        26,655,352         23,903,036        22,012,086
                                                                       ===============    ===============   ===============
                  Net asset value and redemption price per share       $         10.14    $          7.95   $         10.52
                                                                       ===============    ===============   ===============
               Class B:
                  Net assets                                           $    72,520,034    $   134,935,189   $   270,942,662
                                                                       ===============    ===============   ===============
                  Shares outstanding                                         7,159,975         16,980,945        25,774,858
                                                                       ===============    ===============   ===============
                  Net asset value and redemption price per share       $         10.13    $          7.95   $         10.51
                                                                       ===============    ===============   ===============
               Class C:
                  Net assets                                           $   156,496,673    $    66,208,857   $    75,709,589
                                                                       ===============    ===============   ===============
                  Shares outstanding                                        15,518,142          8,329,675         7,198,487
                                                                       ===============    ===============   ===============
                  Net asset value and redemption price per share       $         10.08    $          7.95   $         10.52
                                                                       ===============    ===============   ===============
               Class I:
                  Net assets                                           $   252,355,300    $   798,569,859   $   595,243,903
                                                                       ===============    ===============   ===============
                  Shares outstanding                                        24,917,335        100,421,150        56,604,342
                                                                       ===============    ===============   ===============
                  Net asset value and redemption price per share       $         10.13    $          7.95   $         10.52
                                                                       ===============    ===============   ===============
                         *Identified cost                              $   739,869,563    $ 1,070,852,488   $ 1,077,628,099
                                                                       ===============    ===============   ===============
                        ++Authorized shares--Class A                       150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============
                      ++++Authorized shares--Class B                       150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
                    ++++++Authorized shares--Class C                       150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
                  ++++++++Authorized shares--Class I                       150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Operations
                                                                           Limited
                                                                           Maturity          Insured            National
For the Six Months Ended December 31, 2003                                Portfolio         Portfolio          Portfolio
Investment Income

               Interest                                                $     8,207,610    $    33,773,104   $    34,463,459
               Dividends from affiliates                                       246,189            134,550           104,775
               Dividends                                                            --            103,657                --
                                                                       ---------------    ---------------   ---------------
               Total income                                                  8,453,799         34,011,311        34,568,234
                                                                       ---------------    ---------------   ---------------

Expenses

               Investment advisory fees                                      1,266,376          2,224,988         2,820,553
               Professional fees                                                14,540             26,863            29,136
               Account maintenance and distribution fees--Class B              140,137            548,101         1,096,740
               Account maintenance and distribution fees--Class C              268,897            262,269           305,429
               Account maintenance fees--Class A                               133,642            235,487           257,008
               Transfer agent fees--Class A                                     27,318             37,178           149,781
               Transfer agent fees--Class B                                     10,504             34,829            84,506
               Transfer agent fees--Class C                                     19,113             15,725            21,893
               Registration fees                                                54,236             28,530            33,079
               Printing and shareholder reports                                 13,280             26,918            25,599
               Accounting services                                             108,627            184,475           177,857
               Directors' fees and expenses                                      5,341             10,253            10,004
               Transfer agent fees--Class I                                     26,162            162,337            50,664
               Custodian fees                                                   18,731             29,385            28,026
               Pricing services                                                  9,229             11,392            24,403
               Other                                                            13,774             27,441            29,428
                                                                       ---------------    ---------------   ---------------
               Total expenses before waiver                                  2,129,907          3,866,171         5,144,106
               Waiver of expenses                                             (61,891)           (32,801)          (26,361)
                                                                       ---------------    ---------------   ---------------
               Total expenses after waiver                                   2,068,016          3,833,370         5,117,745
                                                                       ---------------    ---------------   ---------------
               Investment income--net                                        6,385,783         30,177,941        29,450,489
                                                                       ---------------    ---------------   ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain (loss) on investments--net                      (344,819)          1,412,675           318,018
               Change in unrealized appreciation on investments--net       (2,802,405)       (21,175,873)       (3,698,727)
                                                                       ---------------    ---------------   ---------------
               Total realized and unrealized loss on investments--net      (3,147,224)       (19,763,198)       (3,380,709)
                                                                       ---------------    ---------------   ---------------
               Net Increase in Net Assets Resulting from Operations    $     3,238,559    $    10,414,743   $    26,069,780
                                                                       ===============    ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets                                                              Limited Maturity Portfolio
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             December 31,         June 30,
Increase (Decrease) in Net Assets:                                                               2003               2003
Operations

               Investment income--net                                                     $     6,385,783   $    13,390,424
               Realized gain (loss) on investments--net                                         (344,819)           474,301
               Change in unrealized appreciation on investments--net                          (2,802,405)         1,115,437
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             3,238,559        14,980,162
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (2,313,124)       (4,590,844)
                  Class B                                                                       (591,229)       (1,899,081)
                  Class C                                                                     (1,133,653)       (1,287,536)
                  Class I                                                                     (2,343,705)       (5,543,293)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders            (6,381,711)      (13,320,754)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase in net assets derived from capital share transactions              35,422,688       288,357,426
                                                                                          ---------------   ---------------

Net Assets

               Total increase in net assets                                                    32,279,536       290,016,834
               Beginning of period                                                            719,259,492       429,242,658
                                                                                          ---------------   ---------------
               End of period*                                                             $   751,539,028   $   719,259,492
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $       478,583   $       474,511
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets                                                                       Insured Portfolio
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             December 31,         June 30,
Increase (Decrease) in Net Assets:                                                               2003               2003
Operations

               Investment income--net                                                     $    30,177,941   $    63,092,264
               Realized gain on investments--net                                                1,412,675        18,978,718
               Change in unrealized appreciation/depreciation on investments--net            (21,175,873)        25,252,894
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            10,414,743       107,323,876
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (4,573,394)       (8,594,352)
                  Class B                                                                     (3,179,499)       (7,434,794)
                  Class C                                                                     (1,408,667)       (2,290,564)
                  Class I                                                                    (20,999,802)      (44,741,184)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (30,161,362)      (63,060,894)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (60,352,342)      (30,345,541)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                       (80,098,961)        13,917,441
               Beginning of period                                                          1,269,827,902     1,255,910,461
                                                                                          ---------------   ---------------
               End of period*                                                             $ 1,189,728,941   $ 1,269,827,902
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     1,146,028   $     1,129,449
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets                                                                      National Portfolio
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             December 31,         June 30,
Increase (Decrease) in Net Assets:                                                               2003               2003
Operations

               Investment income--net                                                     $    29,450,489   $    62,500,439
               Realized gain on investments--net                                                  318,018        23,064,897
               Change in unrealized appreciation on investments--net                          (3,698,727)         8,215,548
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            26,069,780        93,780,884
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (5,178,519)       (9,204,187)
                  Class B                                                                     (6,630,246)      (16,020,155)
                  Class C                                                                     (1,711,469)       (3,170,397)
                  Class I                                                                    (16,075,370)      (33,985,291)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (29,595,604)      (62,380,030)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                  (46,682,086)        79,473,855
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                       (50,207,910)       110,874,709
               Beginning of period                                                          1,223,683,146     1,112,808,437
                                                                                          ---------------   ---------------
               End of period*                                                             $ 1,173,475,236   $ 1,223,683,146
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $       588,742   $       733,857
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights                                                                             Limited Maturity Portfolio
                                                                                        Class A

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.18   $    10.14   $    10.06   $     9.86   $     9.92
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .09++        .24++          .32          .38          .37
               Realized and unrealized gain (loss)
               on investments--net                                (.04)          .04          .08          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .05          .28          .40          .58          .31
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.09)        (.24)        (.32)        (.38)        (.37)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.14   $    10.18   $    10.14   $    10.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .48%+++        2.77%        3.99%        5.96%        3.20%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .50%*         .52%         .56%         .54%         .50%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .52%*         .53%         .56%         .54%         .50%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            1.73%*        2.31%        3.13%        3.80%        3.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  270,167   $  248,454   $  140,744   $   42,619   $   39,090
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                31.35%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class B

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.17   $    10.13   $    10.06   $     9.86   $     9.92
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .08++        .21++          .29          .35          .35
               Realized and unrealized gain (loss)
               on investments--net                                (.04)          .04          .07          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .04          .25          .36          .55          .29
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.08)        (.21)        (.29)        (.35)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.13   $    10.17   $    10.13   $    10.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .35%+++        2.51%        3.62%        5.69%        2.94%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .76%*         .78%         .82%         .80%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .77%*         .79%         .82%         .80%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            1.47%*        2.10%        2.87%        3.55%        3.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   72,520   $   83,886   $   81,967   $   31,480   $   32,742
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                31.35%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class C

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.13   $    10.09   $    10.01   $     9.82   $     9.88
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .08++        .19++          .29          .35          .34
               Realized and unrealized gain (loss)
               on investments--net                                (.05)          .06          .08          .19        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .03          .25          .37          .54          .28
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.08)        (.21)        (.29)        (.35)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.08   $    10.13   $    10.09   $    10.01   $     9.82
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .25%+++        2.52%        3.72%        5.59%        2.93%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .75%*         .78%         .82%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .77%*         .79%         .82%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            1.47%*        1.92%        2.91%        3.53%        3.46%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  156,497   $  135,782   $    1,596   $      602   $      308
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                31.35%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class I

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.17   $    10.13   $    10.05   $     9.85   $     9.91
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .09++        .27++          .34          .39          .38
               Realized and unrealized gain (loss)
               on investments--net                                (.04)          .02          .08          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .05          .29          .42          .59          .32
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.09)        (.25)        (.34)        (.39)        (.38)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.13   $    10.17   $    10.13   $    10.05   $     9.85
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .53%+++        2.87%        4.10%        6.07%        3.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .40%*         .42%         .46%         .44%         .40%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .42%*         .43%         .46%         .44%         .40%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            1.83%*        2.44%        3.30%        3.91%        3.83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  252,355   $  251,137   $  204,936   $  191,481   $  215,421
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                31.35%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class A

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.07   $     7.79   $     7.69   $     7.36   $     7.79
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .19+++++     .39+++++          .39          .37          .38
               Realized and unrealized gain (loss)
               on investments--net                                (.12)          .28          .10          .33        (.32)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .07          .67          .49          .70          .06
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.19)        (.39)        (.39)        (.37)        (.38)
                  Realized gain on investments--net                  --           --         --++           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.19)        (.39)        (.39)        (.37)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.95   $     8.07   $     7.79   $     7.69   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .96%+++        8.77%        6.63%        9.74%         .96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .70%*         .71%         .72%         .70%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .71%*         .71%         .72%         .70%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            4.84%*        4.88%        5.10%        4.94%        5.10%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  190,015   $  187,805   $  161,110   $  145,688   $   99,326
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                21.93%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class B

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .17+++++     .35+++++          .36          .34          .34
               Realized and unrealized gain (loss)
               on investments--net                                (.12)          .28          .11          .32        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .05          .63          .47          .66          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.17)        (.35)        (.36)        (.34)        (.34)
                  Realized gain on investments--net                  --           --         --++           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.17)        (.35)        (.36)        (.34)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.95   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .70%+++        8.21%        6.23%        9.04%         .57%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.21%*        1.22%        1.23%        1.21%        1.19%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.21%*        1.22%        1.23%        1.21%        1.19%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            4.34%*        4.38%        4.58%        4.43%        4.56%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  134,935   $  160,177   $  182,241   $  223,710   $  276,154
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                21.93%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class C

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .17+++++     .34+++++          .35          .33          .34
               Realized and unrealized gain (loss)
               on investments--net                                (.12)          .28          .11          .32        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .05          .62          .46          .65          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.17)        (.34)        (.35)        (.33)        (.34)
                  Realized gain on investments--net                  --           --         --++           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.17)        (.34)        (.35)        (.33)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.95   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share               .67%+++        8.16%        6.18%        8.99%         .52%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.26%*        1.27%        1.28%        1.26%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.26%*        1.27%        1.28%        1.26%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            4.29%*        4.31%        4.56%        4.38%        4.52%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   66,209   $   66,089   $   34,541   $   14,392   $   12,856
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                21.93%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class I

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.07   $     7.80   $     7.69   $     7.36   $     7.79
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .20+++++     .41+++++          .41          .39          .40
               Realized and unrealized gain (loss)
               on investments--net                                (.12)          .27          .11          .33        (.32)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .08          .68          .52          .72          .08
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.20)        (.41)        (.41)        (.39)        (.40)
                  Realized gain on investments--net                  --           --         --++           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.20)        (.41)        (.41)        (.39)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.95   $     8.07   $     7.80   $     7.69   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              1.08%+++        8.88%        7.03%       10.01%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .45%*         .46%         .47%         .45%         .43%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .46%*         .46%         .47%         .45%         .43%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            5.10%*        5.13%        5.35%        5.19%        5.33%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  798,570   $  855,757   $  878,018   $  920,597   $  972,420
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                21.93%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class A

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.54   $    10.27   $    10.15   $     9.71   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .26+++++     .53+++++          .53          .52          .54
               Realized and unrealized gain (loss)
               on investments--net                                (.01)          .27          .12          .44        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .25          .80          .65          .96          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.27)        (.53)        (.53)        (.52)        (.54)
                  Realized gain on investments--net                  --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.27)        (.53)        (.53)        (.52)        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.52   $    10.54   $    10.27   $    10.15   $     9.71
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.38%+++        7.98%        6.72%       10.04%         .43%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .83%*         .84%         .87%         .83%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .84%*         .84%         .87%         .83%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            5.00%*        5.10%        5.30%        5.16%        5.50%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  231,579   $  200,108   $  137,225   $  124,082   $   86,701
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                12.28%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class B

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.53   $    10.26   $    10.14   $     9.70   $    10.21
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .24+++++     .48+++++          .53          .46          .49
               Realized and unrealized gain (loss)
               on investments--net                                (.03)          .27          .12          .44        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .21          .75          .65          .90        (.02)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.23)        (.48)        (.53)        (.46)        (.49)
                  Realized gain on investments--net                  --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.23)        (.48)        (.53)        (.46)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.51   $    10.53   $    10.26   $    10.14   $     9.70
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.12%+++        7.43%        6.18%        9.49%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.34%*        1.34%        1.38%        1.34%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.34%*        1.35%        1.38%        1.34%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            4.50%*        4.59%        4.80%        4.67%        4.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  270,943   $  321,477   $  295,827   $  227,592   $  254,860
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                12.28%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class C

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.54   $    10.26   $    10.14   $     9.71   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .23+++++     .47+++++          .53          .46          .48
               Realized and unrealized gain (loss)
               on investments--net                                (.01)          .28          .12          .43        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .22          .75          .65          .89        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.24)        (.47)        (.53)        (.46)        (.48)
                  Realized gain on investments--net                  --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.24)        (.47)        (.53)        (.46)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.52   $    10.54   $    10.26   $    10.14   $     9.71
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.09%+++        7.48%        6.13%        9.33%       (.13%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.39%*        1.39%        1.43%        1.39%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.39%*        1.40%        1.43%        1.39%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            4.45%*        4.54%        4.76%        4.61%        4.92%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   75,710   $   77,906   $   52,822   $   31,880   $   30,303
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                12.28%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003


Financial Highlights (concluded)                                                                         National Portfolio
                                                                                        Class I

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,         For the Year Ended June 30,++++
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.54   $    10.26   $    10.14   $     9.70   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          .28+++++     .56+++++          .62          .54          .56
               Realized and unrealized gain (loss)
               on investments--net                                (.02)          .28          .12          .44        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .26          .84          .74          .98          .04
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.28)        (.56)        (.62)        (.54)        (.56)
                  Realized gain on investments--net                  --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.28)        (.56)        (.62)        (.54)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.52   $    10.54   $    10.26   $    10.14   $     9.70
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.51%+++        8.34%        6.98%       10.32%         .58%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .58%*         .59%         .62%         .58%         .56%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .59%*         .59%         .62%         .58%         .56%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            5.26%*        5.35%        5.55%        5.42%        5.74%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  595,244   $  624,192   $  626,935   $  653,685   $  682,553
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                12.28%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Portfolios offer multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Fund's Portfolios may enter into forward interest rate swaps. In a forward interest rate swap, the Portfolios and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Portfolios from the counterparty. When the agreement is closed, the Portfolios record a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                            Rate of Advisory Fee

Aggregate of Average Daily           Limited
Net Assets of the Three              Maturity     Insured      National
Combined Portfolios                 Portfolio    Portfolio    Portfolio

Not exceeding $250 million            .40 %        .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million         .375         .375         .475
In excess of $400 million but
   not exceeding $550 million         .35          .375         .475
In excess of $550 million but
   not exceeding $1.5 billion.        .325         .375         .475
In excess of $1.5 billion             .325         .35          .475


For the six months ended December 31, 2003, FAM earned fees of $1,266,376, $2,224,988 and $2,820,553, of which $61,891, $32,801 and
$26,361 were waived for the Limited Maturity Portfolio, Insured
Portfolio and National Portfolio, respectively.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                        Account Maintenance Fees

Portfolio                          Class A      Class B      Class C

Limited Maturity                     .10%        .15%         .15%
Insured                              .25%        .25%         .25%
National                             .25%        .25%         .25%


                                           Distribution Fees

Portfolio                          Class A      Class B      Class C

Limited Maturity                       --        .20%         .20%
Insured                                --        .50%         .55%
National                               --        .50%         .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:

                                 FAMD                 MLPF&S

Portfolio                 Class A    Class I    Class A    Class I

Limited Maturity          $2,911      $  315    $32,890    $ 4,303
Insured                   $5,105      $4,799    $34,940    $38,638
National                  $4,781      $6,513    $35,678    $32,695



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


For the six months ended December 31, 2003, MLPF&S received contingent deferred sales charges of $234,041 relating to transactions in Class B Shares, amounting to $23,180, $87,402 and $123,459 in the Limited Maturity, Insured and National Portfolios, respectively, and $114,766 relating to transactions in Class C Shares, amounting to $82,057, $12,744 and $19,965 in the Limited Maturity, Insured and National Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $28,335 relating to transactions subject to front-end sales charge waivers in Class A Shares, amounting to $335 and $28,000 in the Insured and National Portfolios and $6,772 relating to transactions subject to front-end sales charge waivers in Class I Shares, amounting to $462 and $6,310 in the Insured and National Portfolios, respectively.

In addition, MLPF&S received $12,117 in commissions on the execution of portfolio security transactions in the Insured Portfolio for the six months ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2003, the Fund reimbursed FAM $8,196, $12,884 and $12,761 for the Limited Maturity, Insured and
National Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were as follows:


                                       Purchases              Sales

Limited Maturity Portfolio        $  182,154,976     $  171,031,352
Insured Portfolio                    257,192,728        355,587,982
National Portfolio                   137,981,789        207,186,954


Net realized gains (losses) for the six months ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:


                                        Realized         Unrealized
Limited Maturity Portfolio                Losses              Gains

Long-term investments             $    (344,819)    $     4,398,051
                                  --------------    ---------------
Total                             $    (344,819)    $     4,398,051
                                  ==============    ===============



                                        Realized         Unrealized
Insured Portfolio                          Gains     Gains (Losses)

Long-term investments             $    1,412,675    $    81,112,022
Forward interest rate swaps                   --        (1,062,060)
                                  --------------    ---------------
Total                             $    1,412,675    $    80,049,962
                                  ==============    ===============



                                        Realized         Unrealized
National Portfolio                         Gains              Gains

Long-term investments             $      318,018    $    67,170,236
                                  --------------    ---------------
Total                             $      318,018    $    67,170,236
                                  ==============    ===============


As of December 31, 2003 net unrealized appreciation for Federal income tax purposes were as follows:


                                Gross          Gross            Net
                           Unrealized     Unrealized     Unrealized
                         Appreciation   Depreciation   Appreciation

Limited Maturity
Portfolio                $  4,608,867    $   172,393    $ 4,436,474
Insured Portfolio          81,994,560        808,423     81,186,137
National Portfolio         78,305,738     10,986,772     67,318,966


The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $739,831,140 for the Limited Maturity
Portfolio, $1,070,778,373 for the Insured Portfolio and
$1,077,479,369 for the National Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2003 and for the year ended June 30, 2003 were $35,422,688 and $288,357,426, respectively, for the Limited Maturity Portfolio; $(60,352,342) and $(30,345,541), respectively, for the Insured Portfolio; $(46,682,086) and $79,473,855, respectively, for the National Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Limited Maturity Portfolio

Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            9,673,383    $    98,216,745
Automatic conversion of shares           503,610          5,110,986
Shares issued to shareholders
   in reinvestment of dividends          148,326          1,505,471
                                  --------------    ---------------
Total issued                          10,325,319        104,833,202
Shares redeemed                      (8,079,573)       (81,988,967)
                                  --------------    ---------------
Net increase                           2,245,746    $    22,844,235
                                  ==============    ===============


Limited Maturity Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                           19,163,398    $   195,049,800
Automatic conversion of shares           599,540          6,100,091
Shares issued to shareholders
   in reinvestment of dividends          306,969          3,122,566
                                  --------------    ---------------
Total issued                          20,069,907        204,272,457
Shares redeemed                      (9,539,525)       (97,085,514)
                                  --------------    ---------------
Net increase                          10,530,382    $   107,186,943
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Limited Maturity Portfolio

Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              783,009    $     7,941,958
Shares issued to shareholders
   in reinvestment of dividends           38,634            391,809
                                  --------------    ---------------
Total issued                             821,643          8,333,767
Automatic conversion of shares         (503,844)        (5,110,986)
Shares redeemed                      (1,405,170)       (14,253,413)
                                  --------------    ---------------
Net decrease                         (1,087,371)    $  (11,030,632)
                                  ==============    ===============


Limited Maturity Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,419,780    $    34,748,313
Shares issued to shareholders
   in reinvestment of dividends          120,074          1,220,502
                                  --------------    ---------------
Total issued                           3,539,854         35,968,815
Automatic conversion of shares         (599,877)        (6,100,091)
Shares redeemed                      (2,781,128)       (28,284,229)
                                  --------------    ---------------
Net increase                             158,849    $     1,584,495
                                  ==============    ===============


Limited Maturity Portfolio

Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            4,700,749    $    47,480,510
Shares issued to shareholders
   in reinvestment of dividends           76,078            767,953
                                  --------------    ---------------
Total issued                           4,776,827         48,248,463
Shares redeemed                      (2,666,360)       (26,919,753)
                                  --------------    ---------------
Net increase                           2,110,467    $    21,328,710
                                  ==============    ===============


Limited Maturity Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           14,075,218    $   142,489,128
Shares issued to shareholders
   in reinvestment of dividends           81,130            821,390
                                  --------------    ---------------
Total issued                          14,156,348        143,310,518
Shares redeemed                        (906,813)        (9,187,709)
                                  --------------    ---------------
Net increase                          13,249,535    $   134,122,809
                                  ==============    ===============


Limited Maturity Portfolio

Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            4,100,074    $    41,583,009
Shares issued to shareholders
   in reinvestment of dividends          153,462          1,556,285
                                  --------------    ---------------
Total issued                           4,253,536         43,139,294
Shares redeemed                      (4,029,208)       (40,858,919)
                                  --------------    ---------------
Net increase                             224,328    $     2,280,375
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Limited Maturity Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            9,361,219    $    95,197,425
Shares issued to share holders
   in reinvestment of dividends          334,427          3,399,346
                                  --------------    ---------------
Total issued                           9,695,646         98,596,771
Shares redeemed                      (5,228,193)       (53,133,592)
                                  --------------    ---------------
Net increase                           4,467,453    $    45,463,179
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


Insured Portfolio

Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              585,693    $     4,635,352
Automatic conversion of shares         1,842,089         14,522,688
Shares issued to shareholders
   in reinvestment of dividends          285,108          2,250,393
                                  --------------    ---------------
Total issued                           2,712,890         21,408,433
Shares redeemed                      (2,080,097)       (16,382,859)
                                  --------------    ---------------
Net increase                             632,793    $     5,025,574
                                  ==============    ===============


Insured Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            1,950,736    $    15,635,023
Automatic conversion of shares         4,209,407         33,525,703
Shares issued to shareholders
   in reinvestment of dividends          494,242          3,937,026
                                  --------------    ---------------
Total issued                           6,654,385         53,097,752
Shares redeemed                      (4,057,088)       (32,406,400)
                                  --------------    ---------------
Net increase                           2,597,297    $    20,691,352
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Insured Portfolio

Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              673,661    $     5,328,642
Shares issued to shareholders
   in reinvestment of dividends          186,710          1,472,471
                                  --------------    ---------------
Total issued                             860,371          6,801,113
Automatic conversion of shares       (1,842,089)       (14,522,688)
Shares redeemed                      (1,891,550)       (14,873,787)
                                  --------------    ---------------
Net decrease                         (2,873,268)    $  (22,595,362)
                                  ==============    ===============


Insured Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            4,003,377    $    31,944,128
Shares issued to shareholders
   in reinvestment of dividends          426,816          3,396,402
                                  --------------    ---------------
Total issued                           4,430,193         35,340,530
Automatic conversion of shares       (4,210,678)       (33,525,703)
Shares redeemed                      (3,757,787)       (29,873,911)
                                  --------------    ---------------
Net decrease                         (3,538,272)    $  (28,059,084)
                                  ==============    ===============


Insured Portfolio

Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              998,917    $     7,909,230
Shares issued to shareholders
   in reinvestment of dividends          100,029            789,514
                                  --------------    ---------------
Total issued                           1,098,946          8,698,744
Shares redeemed                        (959,099)        (7,554,476)
                                  --------------    ---------------
Net increase                             139,847    $     1,144,268
                                  ==============    ===============


Insured Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            4,603,403    $    36,689,714
Shares issued to shareholders
   in reinvestment of dividends          153,209          1,221,255
                                  --------------    ---------------
Total issued                           4,756,612         37,910,969
Shares redeemed                        (999,396)        (7,980,994)
                                  --------------    ---------------
Net increase                           3,757,216    $    29,929,975
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Insured Portfolio

Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            1,007,409    $     7,957,793
Shares issued to shareholders
   in reinvestment of dividends        1,162,698          9,181,005
                                  --------------    ---------------
Total issued                           2,170,107         17,138,798
Shares redeemed                      (7,746,117)       (61,065,620)
                                  --------------    ---------------
Net decrease                         (5,576,010)    $  (43,926,822)
                                  ==============    ===============


Insured Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            2,669,821    $    21,281,651
Shares issued to shareholders
   in reinvestment of dividends        2,353,883         18,745,764
                                  --------------    ---------------
Total issued                           5,023,704         40,027,415
Shares redeemed                     (11,649,682)       (92,935,199)
                                  --------------    ---------------
Net decrease                         (6,625,978)    $  (52,907,784)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


National Portfolio

Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            2,828,020    $    29,741,627
Automatic conversion of shares         2,100,199         21,801,583
Shares issued to shareholders
   in reinvestment of dividends          247,256          2,571,358
                                  --------------    ---------------
Total issued                           5,175,475         54,114,568
Shares redeemed                      (2,147,913)       (22,285,576)
                                  --------------    ---------------
Net increase                           3,027,562    $    31,828,992
                                  ==============    ===============


National Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            1,817,741    $    18,919,074
Automatic conversion of shares         4,211,990         43,907,704
Shares issued resulting from
   reorganization                      2,781,396         28,790,872
Shares issued to shareholders
   in reinvestment of dividends          419,512          4,367,054
                                  --------------    ---------------
Total issued                           9,230,639         95,984,704
Shares redeemed                      (3,612,689)       (37,612,997)
                                  --------------    ---------------
Net increase                           5,617,950    $    58,371,707
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


National Portfolio

Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              673,852    $     7,000,448
Shares issued to shareholders
   in reinvestment of dividends          280,637          2,914,401
                                  --------------    ---------------
Total issued                             954,489          9,914,849
Automatic conversion of shares       (2,101,767)       (21,801,583)
Shares redeemed                      (3,601,720)       (37,303,344)
                                  --------------    ---------------
Net decrease                         (4,748,998)    $  (49,190,078)
                                  ==============    ===============


National Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,808,847    $    39,620,050
Shares issued resulting from
   reorganization                      9,719,653        100,571,771
Shares issued to shareholders
   in reinvestment of dividends          661,896          6,880,683
                                  --------------    ---------------
Total issued                          14,190,396        147,072,504
Automatic conversion of shares       (4,215,216)       (43,907,704)
Shares redeemed                      (8,289,076)       (86,180,280)
                                  --------------    ---------------
Net increase                           1,686,104    $    16,984,520
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)


National Portfolio

Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              820,718    $     8,538,705
Shares issued to shareholders
   in reinvestment of dividends           97,952          1,018,480
                                  --------------    ---------------
Total issued                             918,670          9,557,185
Shares redeemed                      (1,113,370)       (11,521,753)
                                  --------------    ---------------
Net decrease                           (194,700)    $   (1,964,568)
                                  ==============    ===============


National Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            2,368,509    $    24,696,245
Shares issued resulting from
   reorganization                      1,042,309         10,790,909
Shares issued to shareholders
   in reinvestment of dividends          172,937          1,799,753
                                  --------------    ---------------
Total issued                           3,583,755         37,286,907
Shares redeemed                      (1,337,070)       (13,921,043)
                                  --------------    ---------------
Net increase                           2,246,685    $    23,365,864
                                  ==============    ===============


National Portfolio

Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            1,237,785    $    12,801,078
Shares issued to shareholders
   in reinvestment of dividends          811,709          8,438,316
                                  --------------    ---------------
Total issued                           2,049,494         21,239,394
Shares redeemed                      (4,689,231)       (48,595,826)
                                  --------------    ---------------
Net decrease                         (2,639,737)    $  (27,356,432)
                                  ==============    ===============


National Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            1,981,190    $    20,668,840
Shares issued resulting from
   reorganization                      2,488,551         25,766,020
Shares issued to shareholders
   in reinvestment of dividends        1,624,924         16,902,499
                                  --------------    ---------------
Total issued                           6,094,665         63,337,359
Shares redeemed                      (7,943,755)       (82,585,595)
                                  --------------    ---------------
Net decrease                         (1,849,090)    $  (19,248,236)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended December 31, 2003.


6. Capital Loss Carryforward:
At June 30, 2003, the Limited Maturity Portfolio had a net capital loss carryforward of $545,507, of which $119,413 expires in 2008 and $426,094 expires in 2009; the Insured Portfolio had a net capital loss carryforward of $19,667,073, all of which expires in 2009; and the National Portfolio had a net capital loss carryforward of $37,277,880, of which $23,598 expires in 2004, $2,310,368 expires in
2007, $15,425,491 expires in 2008 and $19,518,423 expires in 2009.
These amounts will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Peter J. Hayes, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Effective January 1, 2004, Charles C. Reilly, Director of Merrill
Lynch Municipal Bond Fund, Inc., retired. The Fund's Board of
Directors wishes Mr. Reilly well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2003



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 23, 2004

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 23, 2004